Exhibit 99.2

SUPPLEMENTAL
DISCLOSURE

QUARTER ENDED MARCH 31, 2018

BRIXMOR® Property Group | BRX LISTED NYSE

450 Lexington Ave New York, NY 10017

800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2018

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development & New Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at www.twitter.com/Brixmor or find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2018

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent (i) excludes tenant reimbursements of expenses, such as operating costs, insurance expenses and real estate taxes, (ii) excludes percentage rent and ancillary income and, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed or (ii) one year after the
Stabilization	property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA &	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Cash Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before interest expense, federal and state taxes, and depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties, (ii) impairment of real estate assets and real estate equity investments. Adjusted EBITDA represents EBITDAre as adjusted for gain (loss) on extinguishment of debt and other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted
EBITDA as adjusted for straight-line rental income, amortization of above- and below-market leases and tenant inducements and straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA include the Company's unconsolidated joint venture, which was sold on
August 8, 2017, at pro rata share.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and
(ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR over the lease term adjusted for tenant improvements and allowances, tenant specific landlord work and third party leasing commissions.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, ancillary and other, expense reimbursements, and percentage rents) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes corporate level expenses (including G&A), lease termination fees, straight-line rental income, amortization of above- and below-market leases and tenant inducements, straight-line ground rent expense and the Company's unconsolidated joint venture, which was sold on August 8, 2017.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination income or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Operating Partnership LP ("OP”), a consolidated subsidiary, held by the non-controlling interest holders. As of March
31, 2018, the Company, through its 100% ownership of BPG Subsidiary, Inc., owns 100% of the OP.

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal
Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
	A reconciliation of same property NOI to net income is provided on page 11.
	Represents NOI of properties owned for the entirety of both periods excluding properties under development. Same Property NOI excludes income
	or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		As of 3/31/18
	Total properties in Brixmor Property Group portfolio	480
	Acquired properties excluded from same property NOI	(4)
	Additional exclusions	(2)
	Same property NOI pool	474

	In process redevelopment properties (includes multi-phase projects)	(13)
	Completed redevelopment properties	(4)
	Total redevelopment properties	(17)

	Same property NOI excluding redevelopments pool	457

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average the tenant's contractual rent payments over the life of the lease, regardless of the actual
	cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP measures it presents are useful to investors for the following reasons:
• NAREIT FFO	By excluding gains and losses related to dispositions of previously depreciated operating properties, real estate-related depreciation and amortization
	of continuing operations, impairment of operating properties and real estate equity investments, extraordinary items, and after adjustments for joint
	ventures calculated to reflect FFO on the same basis, investors can compare the operating performance of a company’s real estate between periods.

• EBITDA, EBITDAre, Adjusted	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, EBITDAre, Adjusted EBITDA & Cash
EBITDA & Cash Adjusted EBITDA	Adjusted EBITDA provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition, disposition or stabilization of development properties during the period
	presented, and therefore, provides a more consistent metric for comparing the operating performance of a company's real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/18	3/31/17
Total revenues (page 6)	$317,175	$325,806
Net income attributable to common stockholders (page 6)	61,022	71,579
Net income attributable to common stockholders - per diluted share (page 6)	0.20	0.23
Adjusted EBITDA (page 7)	211,993	220,729
Cash Adjusted EBITDA (page 7)	202,871	208,058
NAREIT FFO (page 8)	154,828	161,555
NAREIT FFO per share/OP Unit - diluted (page 8)	0.51	0.53
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)
Share/OP Unit Dividends declared per share/OP Unit (page 8)	0.275	0.260
Share/OP Unit Dividend payout ratio (as % of NAREIT FFO) (page 8)	53.8%	49.1%
NOI (page 10)	222,892	227,454

	Three Months Ended
Summary Operating and Financial Ratios	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
NOI margin (page 10)	72.7%	74.1%	74.6%	74.3%	72.8%
Same property NOI growth (page 11) (1)	0.7%	3.6%	1.5%	1.3%	3.2%
Fixed charge coverage (page 13)	3.5x	3.6x	3.5x	3.5x	3.6x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.6x	6.4x	6.5x	6.4x	6.6x
Net principal debt to Cash Adjusted EBITDA (page 13) (2)	6.8x	6.8x	6.8x	6.9x	7.0x

Outstanding Classes of Stock	As of 3/31/18	As of 12/31/17	As of 9/30/17	As of 6/30/17	As of 3/31/17
Common shares outstanding (page 13)	302,826	304,620	304,937	304,936	304,893

Summary Portfolio Statistics (3)	As of 3/31/18	As of 12/31/17	As of 9/30/17	As of 6/30/17	As of 3/31/17
Number of properties (page 28)	480	486	498	507	510
Percent billed (page 28)	89.8%	90.3%	89.6%	89.9%	90.4%
Percent leased (page 28)	92.1%	92.2%	91.6%	92.0%	92.5%
ABR PSF (page 28)	$13.61	$13.47	$13.28	$13.21	$13.12
New lease rent spread (page 30)	36.7%	42.7%	20.7%	36.1%	36.7%
New & renewal lease rent spread (page 30)	16.7%	16.0%	12.7%	16.8%	16.4%
Total - new, renewal & option lease rent spread (page 30)	14.5%	13.9%	10.2%	13.7%	13.4%
Total - new, renewal & option GLA (page 30)	2,745,080	2,918,966	3,419,078	2,896,416	2,664,063

2018 Guidance	Current	Previous (at 12/31/17)	YTD
NAREIT FFO per diluted share (4)(5)	$1.95 - $2.04	$1.95 - $2.04	$0.51
Same property NOI growth	1.00% - 1.50%	1.00% - 1.50%	0.7%

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on current quarter results.
(3) Reflects portfolio statistics as reported for the specified period.
(4) Does not include any expectations of one-time items, including, but not limited to, litigation, investigative and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2018

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/18	12/31/17
Assets
Real estate
Land	$1,962,364	$1,984,309
Buildings and tenant improvements	8,063,402	8,063,871
Construction in progress	58,356	81,214
Lease intangibles	774,344	792,097
	10,858,466	10,921,491
Accumulated depreciation and amortization	(2,405,579)	(2,361,070)
Real estate, net	8,452,887	8,560,421
Cash and cash equivalents	27,332	56,938
Restricted cash	65,437	53,839
Marketable securities	27,063	28,006
Receivables, net of allowance for doubtful accounts of $17,498 and $17,205	219,312	232,111
Deferred charges and prepaid expenses, net	145,421	147,508
Other assets	50,406	75,103
Total assets	$8,987,858	$9,153,926

Liabilities
Debt obligations, net	$5,622,111	$5,676,238
Accounts payable, accrued expenses and other liabilities	504,171	569,340
Total liabilities	6,126,282	6,245,578

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,075,180 and 304,947,144 shares issued and 302,826,470 and 304,620,186 shares outstanding	3,028	3,046
Additional paid-in capital	3,301,482	3,330,466
Accumulated other comprehensive income	28,898	24,211
Distributions in excess of net income	(471,832)	(449,375)
Total equity	2,861,576	2,908,348
Total liabilities and equity	$8,987,858	$9,153,926

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/18	3/31/17

Revenues
Rental income	$243,345	$249,621
Expense reimbursements	70,878	73,190
Other revenues	2,952	2,995
Total revenues	317,175	325,806

Operating expenses
Operating costs	35,490	37,425
Real estate taxes	45,725	46,467
Depreciation and amortization	90,383	93,931
Provision for doubtful accounts	2,415	1,050
Impairment of real estate assets	15,902	5,686
General and administrative	22,426	20,957
Total operating expenses	212,341	205,516

Other income (expense)
Dividends and interest	96	73
Interest expense	(55,171)	(55,731)
Gain on sale of real estate assets	11,448	8,805
Loss on extinguishment of debt	(132)	(1,262)
Other	(53)	(707)
Total other expense	(43,812)	(48,822)

Income before equity in income of unconsolidated joint venture	61,022	71,468
Equity in income of unconsolidated joint venture	—	187
Net income	61,022	71,655
Net income attributable to non-controlling interests	—	(76)
Net income attributable to common stockholders	$61,022	$71,579

Per common share:
Net income attributable to common stockholders:
Basic	$0.20	$0.23
Diluted	$0.20	$0.23
Weighted average shares:
Basic	304,158	304,569
Diluted	304,278	304,795

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/18	3/31/17

Net income	$61,022	$71,655
Interest expense	55,171	55,731
Federal and state taxes	214	1,009
Depreciation and amortization - continuing operations	90,383	93,931
Depreciation and amortization - unconsolidated joint venture	—	17
EBITDA	206,790	222,343
Gain on disposition of operating properties	(11,448)	(8,805)
Impairment of real estate assets	15,902	5,686
EBITDAre	$211,244	$219,224

EBITDAre	$211,244	$219,224
Litigation and other non-routine legal expenses	584	243
Loss on extinguishment of debt	132	1,262
Transaction expenses	33	—
Total adjustments	749	1,505
Adjusted EBITDA	$211,993	$220,729

Adjusted EBITDA	$211,993	$220,729
Straight-line rental income, net (1)	(3,097)	(5,251)
Amortization of above- and below-market leases and tenant inducements, net (2)	(6,055)	(7,461)
Straight-line ground rent expense (3)	30	41
Total adjustments	(9,122)	(12,671)
Cash Adjusted EBITDA	$202,871	$208,058

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income, net of $1 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements of $7 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/18	3/31/17

Net income	$61,022	$71,655
Gain on disposition of operating properties	(11,448)	(8,805)
Depreciation and amortization- real estate related- continuing operations	89,352	93,002
Depreciation and amortization- real estate related- unconsolidated joint venture	—	17
Impairment of operating properties	15,902	5,686
NAREIT FFO	$154,828	$161,555

NAREIT FFO per share/OP Unit - diluted	$0.51	$0.53
Weighted average shares/OP Units outstanding - basic and diluted	304,278	305,114

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(584)	$(243)
Loss on extinguishment of debt	(132)	(1,262)
Transaction expenses	(33)	—
Total items that impact FFO comparability	$(749)	$(1,505)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$3,097	$5,251
Amortization of above- and below-market leases and tenant inducements, net (2)	6,055	7,461
Straight-line ground rent expense (3)	(30)	(41)

Dividends declared per share/OP Unit	$0.275	$0.260
Share/OP Unit dividends declared	$83,277	$79,272
Share/OP Unit dividend payout ratio (as % of NAREIT FFO)	53.8%	49.1%

(1) Includes unconsolidated joint venture Montecito Marketplace straight-line rental income, net of $1 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(2) Includes unconsolidated joint venture Montecito Marketplace amortization of above- and below-market leases and tenant inducements of $7 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.

(3) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/18	12/31/17

Receivables, net
Straight-line rent receivable	$121,577	$118,972
Tenant receivables	90,602	95,447
Allowance for doubtful accounts	(17,498)	(17,205)
Insurance receivable (1)	19,461	28,000
Other	5,170	6,897
Total receivables, net	$219,312	$232,111

Deferred charges and prepaid expenses, net
Deferred charges, net	$125,263	$127,778
Prepaid expenses, net	20,158	19,730
Total deferred charges and prepaid expenses, net	$145,421	$147,508

Other assets
Interest rate swaps	$29,193	$24,420
Furniture, fixtures and leasehold improvements, net	18,301	18,341
Real estate assets held for sale	—	27,081
Other	2,912	5,261
Total other assets	$50,406	$75,103

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$183,870	$229,517
Below market leases, net	171,516	181,806
Dividends payable	84,912	85,597
Accrued litigation (1)	19,461	28,000
Other	44,412	44,420
Total accounts payable, accrued expenses and other liabilities	$504,171	$569,340

(1) The Company entered into a settlement agreement to settle a class action lawsuit filed in March 2016. The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission on February 12, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/18	3/31/17
Net Operating Income Detail (1)
Base rent	$228,687	$232,614
Ancillary and other	3,975	3,637
Expense reimbursements	70,878	73,190
Percentage rents	2,952	2,914
Operating costs	(35,460)	(37,384)
Real estate taxes	(45,725)	(46,467)
Provision for doubtful accounts	(2,415)	(1,050)
Net operating income	$222,892	$227,454

Operating Ratios
NOI margin (NOI / revenues)	72.7%	72.8%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.3%	87.3%

Reconciliation of Net Operating Income to Net Income Attributable to Common Stockholders
Net operating income	$222,892	$227,454
Lease termination fees	1,531	666
Straight-line rental income, net	3,097	5,250
Amortization of above- and below-market leases and tenant inducements, net	6,055	7,454
Fee income	—	81
Straight-line ground rent expense (2)	(30)	(41)
Depreciation and amortization	(90,383)	(93,931)
Impairment of real estate assets	(15,902)	(5,686)
General and administrative	(22,426)	(20,957)
Total other expense	(43,812)	(48,822)
Equity in income of unconsolidated joint venture	—	187
Net income attributable to non-controlling interests	—	(76)
Net income attributable to common stockholders	$61,022	$71,579

Supplemental Statement of Operations Detail
Rental income
Base rent	$228,687	$232,614
Lease termination fees	1,531	666
Straight-line rental income, net	3,097	5,250
Amortization of above- and below-market leases and tenant inducements, net	6,055	7,454
Ancillary and other	3,975	3,637
Total rental income	$243,345	$249,621

Other revenues
Percentage rents	$2,952	$2,914
Fee income	—	81
Total other revenues	$2,952	$2,995

Other (income) expense
Interest expense
Mortgage, note and other interest	$44,482	$43,521
Unsecured credit facility and term loan interest	10,613	13,040
Capitalized interest	(654)	(946)
Deferred financing cost amortization	1,682	1,800
Debt premium amortization, net	(952)	(1,684)
Total interest expense	$55,171	$55,731

Other
Federal and state taxes	$214	$1,009
Other	(161)	(302)
Total other	$53	$707

Additional G&A Disclosures
Equity based compensation	2,484	2,126
Capitalized direct leasing compensation costs	3,602	3,625
Capitalized direct construction compensation costs	2,224	2,103

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $210 at pro rata share for the three months ended March 31, 2017. Montecito Marketplace was sold on August 8, 2017.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/18	3/31/17	Change
Same Property NOI Analysis
Number of properties	474	474	—
Percent billed	89.8%	90.5%	(0.7%)
Percent leased	92.1%	92.6%	(0.5%)

Revenues
Base rent	$223,987	$221,068
Ancillary and other	3,885	3,482
Expense reimbursements	68,637	70,140
Percentage rents	2,950	2,885
	299,459	297,575	0.6%
Operating expenses
Operating costs	(34,523)	(35,384)
Real estate taxes	(44,408)	(44,557)
Provision for doubtful accounts	(2,286)	(917)
	(81,217)	(80,858)	0.4%
Same property NOI	$218,242	$216,717	0.7%

Same property NOI excluding redevelopments (1)	$202,586	$201,285	0.6%

NOI margin	72.9%	72.8%
Expense recovery ratio	87.0%	87.7%

Percent contribution to same property NOI growth:
	Change	Percent Contribution
Base rent	$2,919	1.3%
Ancillary and other	403	0.2%
Net recoveries	(493)	(0.2%)
Percentage rents	65	0.0%
Provision for doubtful accounts	(1,369)	(0.6%)
		0.7%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI
Same property NOI	$218,242	$216,717
Adjustments:
Non-same property NOI	4,650	10,737
Lease termination fees	1,531	666
Straight-line rental income, net	3,097	5,250
Amortization of above- and below-market leases and tenant inducements, net	6,055	7,454
Fee income	—	81
Straight-line ground rent expense	(30)	(41)
Depreciation and amortization	(90,383)	(93,931)
Impairment of real estate assets	(15,902)	(5,686)
General and administrative	(22,426)	(20,957)
Total other expense	(43,812)	(48,822)
Equity in income of unconsolidated joint venture	—	187
Net income attributable to non-controlling interests	—	(76)
Net income attributable to common stockholders	$61,022	$71,579

(1) Redevelopments include only in process projects and projects completed in the last comparable period. See page 2 for reconciliation.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended	Three Months Ended
	3/31/18	3/31/17

Leasing related:
Tenant improvements and tenant inducements	$20,423	$21,483
External leasing commissions	3,033	1,967
	23,456	23,450

Value-enhancing:
Anchor space repositionings	10,793	3,918
Outparcel developments	1,103	1,659
Redevelopments	13,002	12,209
New development	2,729	867
Other (1)	812	—
	28,439	18,653

Maintenance capital expenditures	3,630	2,578

	$55,525	$44,681

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share. Montecito Marketplace was sold on August 8, 2017.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/18	12/31/17
Equity Capitalization:
Common shares outstanding			302,826	304,620
Common share price			$15.25	$18.66
Total equity capitalization			$4,618,097	$5,684,209

Debt:
Term loans			$1,535,000	$1,585,000
Unsecured notes			3,218,453	3,218,453
Secured mortgages			897,859	902,717
Total principal debt			5,651,312	5,706,170
Add: Net unamortized premium			884	1,836
Less: Deferred financing fees			(30,085)	(31,768)
Total debt			5,622,111	5,676,238
Less: cash, cash equivalents and restricted cash			(92,769)	(110,777)
Net debt			$5,529,342	$5,565,461

Total market capitalization:			$10,147,439	$11,249,670

Liquidity:
Cash and cash equivalents and restricted cash			$92,769	$110,777
Available under revolving credit facility (1)			1,249,329	1,249,329
			$1,342,098	$1,360,106

Ratios:
Principal debt to total market capitalization			55.7%	50.7%
Principal debt to total assets, before depreciation			49.6%	49.6%
Secured principal debt to total assets, before depreciation			7.9%	7.8%
Net principal debt to Adjusted EBITDA (2)			6.6x	6.4x
Net principal debt to Cash Adjusted EBITDA (2)			6.8x	6.8x
Unencumbered assets to unsecured debt			1.9x	1.9x
Interest coverage (Adjusted EBITDA / interest expense) (2)			3.8x	3.9x
Debt service coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			3.5x	3.6x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments +
preferred dividends)) (2)			3.5x	3.6x

			As of	As of
			3/31/18	12/31/17
Percentage of total debt:
Fixed			97.6%	96.8%
Variable			2.4%	3.2%
Unencumbered summary:
Percent of properties			75.0%	75.3%
Percent of ABR			78.9%	79.0%
Percent of NOI			79.3%	79.5%
Weighted average maturity (years):
Fixed			4.9	5.1
Variable			6.3	6.6
Total			5.0	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by an outstanding letter of credit of $671.
(2) For purposes of financial ratios, Adjusted EBITDA and Cash Adjusted EBITDA are annualized based on the current quarter results.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Stated Interest Rate
	2018		$13,260	$135,000	$148,260	2.53%
	2019		18,679	600,000	618,679	2.38%
	2020		14,445	658,250	672,695	6.15%
	2021		—	686,225	686,225	3.49%
	2022		—	500,000	500,000	3.88%
	2023		—	500,000	500,000	3.25%
	2024		—	807,000	807,000	3.45%
	2025		—	700,000	700,000	3.85%
	2026		—	607,542	607,542	4.17%
	2027		—	400,000	400,000	3.90%
	2028+		—	10,911	10,911	7.08%
	Total Debt Maturities		$46,384	$5,604,928	$5,651,312	3.82%

			Net unamortized premium		884
			Deferred financing costs		(30,085)
			Debt obligations, net		$5,622,111

Detailed Maturity Schedule - Debt obligations
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (1)		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans (1)

Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate	Scheduled Maturities	Weighted Avg Stated Interest Rate
2018	$13,260	$—	6.19%	$—	—	$135,000	2.17%
2019	18,679	—	6.17%	—	—	600,000	2.26%
2020	14,445	658,250	6.15%	—	—	—	—
2021	—	186,225	6.24%	—	—	500,000	2.46%
2022	—	—	—	500,000	3.88%	—	—
2023	—	—	—	500,000	3.25%	—	—
2024	—	7,000	4.40%	500,000	3.65%	300,000	3.10%
2025	—	—	—	700,000	3.85%	—	—
2026	—	—	—	607,542	4.17%	—	—
2027	—	—	—	400,000	3.90%	—	—
2028+	—	—	—	10,911	7.08%	—	—
Total Debt Maturities	$46,384	$851,475	6.16%	$3,218,453	3.81%	$1,535,000	2.48%

(1) No scheduled amortization prior to maturity dates.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Christmas Tree Plaza (1)		$174	7.89%	5/11/18	0.00%
LP - JPM CMBS (72 properties)		338,840	6.27%	8/1/20	6.00%
Monroe Plaza		8,027	6.50%	8/1/20	0.14%
Bethel Park Shopping Center		9,314	6.50%	8/1/20	0.16%
Ivyridge		12,993	6.50%	8/1/20	0.23%
Roosevelt Mall		46,317	6.50%	8/1/20	0.82%
Inland (Brixmor/IA, LLC) - Pool A (9 properties)		96,044	5.91%	12/6/20	1.70%
Inland (Brixmor/IA, LLC) - Pool B (8 properties)		87,966	5.91%	12/6/20	1.56%
Inland (Brixmor/IA, LLC) - Pool C (7 properties)		94,243	5.91%	12/31/20	1.67%
REIT 20 LP 51 A (4 properties)		45,700	6.24%	1/6/21	0.81%
REIT 20 LP 45 B (4 properties)		41,088	6.24%	1/6/21	0.73%
REIT 20 LP 42 C (5 properties)		38,411	6.24%	1/6/21	0.68%
REIT 20 LP 37 D (3 properties)		33,170	6.24%	1/6/21	0.59%
REIT 20 LP 43 E (4 properties)		38,572	6.24%	1/6/21	0.68%
Larchmont Centre		7,000	4.40%	3/1/24	0.12%
TOTAL FIXED RATE SECURED MORTGAGES		897,859	6.16%		15.89%

Unsecured fixed rate debt
Term Loan Facility - Tranche A (2)		$135,000	2.17%	7/31/18	2.39%
Term Loan Facility - $600M (3)		600,000	2.26%	3/18/19	10.61%
Term Loan Facility - Tranche B (4)		500,000	2.46%	7/31/21	8.85%
Term Loan Facility - $300M (5)		165,000	2.72%	7/26/24	2.92%
TOTAL UNSECURED FIXED RATE DEBT		1,400,000	2.38%		24.77%

Unsecured Notes
3.88%, 2022 Brixmor OP Notes		$500,000	3.88%	8/15/22	8.85%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	8.85%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	8.85%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/28/25	12.38%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.61%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.08%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		3,218,453	3.81%		56.95%

TOTAL FIXED RATE DEBT		$5,516,312	3.83%		97.61%

VARIABLE RATE DEBT:
Unsecured variable rate debt
Term Loan Facility - $300M (Libor + 190 bps)		$135,000	3.56%	7/26/24	2.39%
TOTAL UNSECURED VARIABLE RATE DEBT		135,000	3.56%		2.39%

TOTAL VARIABLE RATE DEBT		$135,000	3.56%		2.39%

TOTAL DEBT OBLIGATIONS		$5,651,312	3.82%		100.00%

	Net unamortized premium	884
	Deferred financing costs	(30,085)
	DEBT OBLIGATIONS, NET	$5,622,111

(1) Christmas Tree Plaza was repaid on April 11, 2018.
(2) Effective November 1, 2016, the $135,000 Term Loan Facility - Tranche A is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 135bps) through July 31, 2018.
(3) Effective November 1, 2016, $200,000 of the Term Loan Facility - $600M is swapped from one-month Libor to a combined fixed rate of 0.818% (plus a spread of 140bps) through July 31, 2018, and the remaining $400,000 is swapped from one-month Libor to a fixed rate of 0.878% (plus a spread of 140bps) through March 18, 2019.

(4) Effective November 1, 2016, the $500,000 Term Loan Facility - Tranche B is swapped from one-month Libor to a fixed rate of 1.113% (plus a spread of 135bps) through July 30, 2021.
(5) Effective July 28, 2017, $165,000 of the Term Loan Facility - $300M is swapped from one-month Libor to a fixed rate of 0.8165% (plus a spread of 190bps) through July 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	As of 3/31/18

I. Aggregate debt test	< 65%	50.3%
Total Debt		5,622,111
Total Assets		11,174,121

II. Secured debt test	< 40%	8.2%
Total Secured Debt		911,665
Total Assets		11,174,121

III. Unencumbered asset ratio	> 150%	187.6%
Total Unencumbered Assets		8,838,765
Unsecured Debt		4,710,446

IV. Debt service test	> 1.5x	3.9x
Consolidated EBITDA		858,026
Annual Debt Service Charge		218,980

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed by the OP with the Securities and Exchange Commission on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017 and June 5, 2017 and the
notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	As of 3/31/18

I. Leverage ratio	< 60%	41.2%
Total Outstanding Indebtedness		5,651,312
Balance Sheet Cash		106,077
Total Asset Value		13,463,043

II. Secured leverage ratio	< 40%	5.9%
Total Secured Indebtedness		897,859
Balance Sheet Cash		106,077
Total Asset Value		13,463,043

III. Unsecured leverage ratio	< 60%	44.3%
Total Unsecured Indebtedness		4,753,453
Unrestricted Cash		40,641
Unencumbered Asset Value		10,648,805

IV. Fixed charge coverage ratio	> 1.5x	3.8x
Total Net Operating Income		906,825
Capital Expenditure Reserve		12,260
Fixed Charges		236,897

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Amended Revolving Credit and Term Loan Agreement, dated as of July 25, 2016 filed as Exhibit 10.5 to Form 10-Q, filed with the Securities and Exchange Commission on July 25, 2016.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2018

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

There were no acquisitions completed during the three months ended March 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended March 31, 2018
Wells Fargo at Country Hills	Los Angeles-Long Beach-Anaheim, CA	1/4/18	$135	3,500	100.0%	$5.14	n/a
Winchester Plaza	Huntsville, AL	1/17/18	14,750	75,780	96.2%	13.25	Publix
Crossroads Centre	St. Louis, MO-IL	1/24/18	14,650	242,752	87.9%	8.50	Ruler Foods, Big Lots, Plato's Closet, Sky Zone, T.J.Maxx
Oakwood Commons	Nashville-Davidson--Murfreesboro--Franklin, TN	1/25/18	24,500	267,558	91.5%	11.44	Publix, Bed Bath & Beyond, Dollar Tree, Goody’s, PetSmart, Ross Dress for Less
Galleria Commons	Las Vegas-Henderson-Paradise, NV	1/30/18	31,400	278,411	100.0%	11.89	Babies"R"Us, Burlington Stores, Kirkland’s, Stein Mart, T.J.Maxx, Tuesday Morning
Warren Plaza	Dubuque, IA	3/30/18	8,950	96,310	90.5%	8.48	Hy-Vee
Clocktower Place	St. Louis, MO-IL	3/30/18	12,000	209,832	92.9%	7.98	ALDI, Florissant Furniture & Rug Gallery, K&G Fashion Superstore, Ross Dress for Less
			$106,385	1,174,143

	TOTAL - THREE MONTHS ENDED MARCH 31, 2018		$106,385	1,174,143

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2018
1	Springdale - Phase II	Mobile, AL	Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's
2	Redford Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former grocer with a 41K SF Prince Valley Market specialty grocer and a 15K SF Citi Trends
3	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness
4	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Recapture and remerchandise former Kmart with a 95K SF At Home
5	Dickson City Crossings - Project 2	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former hhgregg with a 28K SF Gabe's
6	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor
7	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocate and expand Jo-Ann Fabric & Craft Stores to 24K SF, replacing a former Office Depot, and remerchandise former Jo-Ann Fabric & Craft Stores with a 10K SF Ulta

In Process Projects
8	Springdale - Phase I	Mobile, AL	Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, an 18K SF Cost Plus World Market, an additional junior anchor space and 50K SF of second floor space
9	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 20K SF junior anchor and additional small shop space
10	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Remerchandise former Gordmans with a 40K SF Burlington Stores and a 15K SF fitness operator
11	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Thomasville Furniture and adjacent small shop space with a 17K SF Cost Plus World Market
12	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 22K SF Planet Fitness and additional junior anchor space
13	Hunter's Creek Plaza	Orlando-Kissimmee-Sanford, FL	Remerchandise former LA Fitness and downsize Office Depot to accommodate a 30K SF Lucky’s Market
14	Stony Brook I & II	Louisville/Jefferson County, KY-IN	Reconfigure approximately 15K of small shop space to accommodate expansion of existing Kroger to 116K SF Kroger Marketplace
15	Hampton Village Centre - Project 2	Detroit-Warren-Dearborn, MI	Relocate and reconfigure four small shop spaces to accommodate a 14K SF Petco
16	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
17	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Hannaford with a 21K SF Boston Interiors and an additional anchor tenant
18	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
19	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Rightsize existing T.J. Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
20	Dickson City Crossings - Project 1	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former sporting goods store with a 41K SF Burlington Stores and an additional junior anchor
21	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 37K SF LA Fitness
22	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Fallas Paredes with a 25K SF EL Rancho Supermercado
23	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former ACE Hardware with a 19K SF ALDI
24	Winwood Town Center	Odessa, TX	Remerchandise former Hastings with a 25K SF dd's Discounts (Ross Dress for Less)
25	The Centre at Navarro	Victoria, TX	Remerchandise former Hastings with a 20K SF Planet Fitness and additional small shop space

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	25	$90,200	$23,737	9% - 14%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA		Description

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended March 31, 2018
1	Commons of Chicago Ridge		Chicago-Naperville-Elgin, IL-IN-WI		Remerchandise former Office Depot with a 28K SF Ross Dress for Less
2	Haymarket Square & Haymarket Mall		Des Moines-West Des Moines, IA		Relocate and expand Aspen Athletic Club to 25K SF and remerchandise former Aspen Athletic Club with a 23K SF Harbor Freight Tools
3	Wadsworth Crossings		Cleveland-Elyria, OH		Remerchandise former MC Sports with a 15K SF Planet Fitness
4	The Commons at Wolfcreek		Memphis, TN-MS-AR		Remerchandise former Sports Authority with a 44K SF Dave & Busters and a 9K SF Skechers
5	Clear Lake Camino South		Houston-The Woodlands-Sugar Land, TX		Remerchandise former Hancock Fabrics and adjacent small shop spaces with a 22K SF ALDI

		Number of Projects	Net Project Costs (1)	NOI Yield (1)
	Total Completed	5	$10,275	13%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 21

OUTPARCEL DEVELOPMENT & NEW DEVELOPMENT SUMMARY
Dollars in thousands

OUTPARCEL DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2018
1	Berkshire Crossing	Pittsfield, MA	Construction of a 5K SF Chili's outparcel	Mar-19	$300	$106	46%
2	Hanover Square	Richmond, VA	Construction of a 5K SF Panera and a 2K SF Chipotle	Sep-19	4,300	219	11%

	In Process Projects
3	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 5K SF outparcel with a 2K SF Dunkin' Donuts and additional small shop space	Jun-19	2,300	142	10%
4	Lake St. Charles	Tampa-St. Petersburg-Clearwater, FL	Construction of a 4K SF Speedy Carwash outparcel	Sep-18	100	23	128%
5	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel	Sep-19	3,100	1,715	9%
6	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF outparcel with a 3K SF Shake Shack and additional small shop space	Dec-18	2,900	739	15%
7	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF outparcel with a 2K SF Chipotle and additional small shop space	Dec-18	2,900	2,335	8%
8	Parkway Plaza	Winston-Salem, NC	Construction of a 3K SF Biscuitville outparcel	Mar-19	600	35	18%
9	Orange Grove	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Chick-fil-A outparcel	Jun-18	100	56	165%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$16,600	$5,370	13%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended March 31, 2018
1	Century Plaza Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of existing retail space, construction of a 13K SF CVS outparcel with drive-thru and site improvements	Mar-18		$4,426	12%
2	Westchester Square	Kansas City, MO-KS	Construction of a 2K SF Starbucks outparcel	Mar-18		1,154	11%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,580	12%

NEW DEVELOPMENTS:
					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (2)	to Date	NOI Yield (2)
IN PROCESS NEW DEVELOPMENTS
1	The Shops at Riverhead	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 42K SF Marshalls / HomeGoods combo store, a 38K SF HomeSense (TJX), an 18K SF PetSmart, a 10K SF ULTA, and a 12K SF multi-tenant retail building adjacent to an existing non-owned Costco	Sep-18	$37,800	$28,347	9%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS

1	Sagamore Park Centre	Lafayette-West Lafayette, IN	Redevelopment and expansion of existing Pay Less (Kroger) with a 91K SF prototype by demolishing 11K SF of underutilized small shops; remerchandise additional small shop spaces with relevant retailers including a 3K SF Pet Valu, a 2K SF Nothing Bundt Cakes, and a 2K SF T-Mobile; and shopping center upgrades including façade renovations, LED lighting, new landscaping, and common area enhancements	14	Jun-18	$2,300	$1,112	11%

2	Ventura Downs	Orlando-Kissimmee-Sanford, FL	Redevelopment and rebranding of center including replacing a dark anchor with a 42K SF LA Fitness and remerchandising adjacent small shop space; and shopping center upgrades including façade renovations and LED lighting	11	Sep-18	6,600	530	8%

3	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA	Redevelopment of former CVS and adjacent 2.4 acres with a 16K SF DSW and a 10K SF ULTA replacing the former CVS, solar array installation, and construction of a 4K SF Panera Bread outparcel with drive-thru	53	Dec-18	9,300	8,152	9%

4	Maple Village	Ann Arbor, MI	Redevelopment of center including replacing former Kmart with a 34K SF Stein Mart, a 22K SF Sierra Trading Post, a 20K SF HomeGoods, and a 21K SF junior anchor; construction of a 34K SF LA Fitness, an outparcel retail building and a 4K SF endcap; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-18 / Dec-19	31,000	18,742	8%

5	Speedway Super Center - Phase I	Indianapolis-Carmel-Anderson, IN	Redevelopment of underutilized retail space to accommodate a 40K SF Burlington Stores, a 22K SF Ross Dress for Less and a 9K SF Five Below; potential construction of an outparcel pad; and shopping center upgrades including façade renovations and updated parking lots	66	Mar-19	12,600	6,007	9%

6	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; construction of a new 4K SF outparcel; remerchandise 22K SF of underutilized space with retailers relevant to the surrounding community; and shopping center upgrades including façade renovations, LED lighting, new pylon signage, and new landscaping	14	Jun-19	5,500	1,275	12%

7	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including reconfiguring of parking lot	34	Jun-19	9,700	2,586	7%

8	Rose Pavilion - Phase 2	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus, expansion of existing Fitness 19, and additional small shop space; and shopping center upgrades including façade upgrade, solar array installation, and common area enhancements	27	Sep-19	6,500	1,868	10%

9	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild existing 30-year old Publix and adjacent small shop spaces with a new 46K SF prototype; construction of new small shop endcap adjacent to Publix; shopping center upgrades including facade renovation, reconfiguration of parking lot and additional parking field enhancements such as new landscaping, irrigation and LED lighting upgrades	14	Sep-19	10,500	1,536	10%

10	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; shopping center upgrades including partial façade renovations, LED lighting, parking lot upgrades, new sidewalks and landscaping	35	Sep-19	10,500	210	9%

11	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 12K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-19	6,500	475	8%

12	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA	Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF Michaels, a 20K SF BevMo!; and a 9K SF Five Below; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; shopping center upgrades including facade renovations, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, wireless mesh network systems, and electric vehicle charging stations	36	Dec-19	21,000	5,506	9%

13	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; shopping center upgrades including landscaping, storm water upgrades, parking lot enhancements and LED lighting	2	Jun-20	11,100	4,412	11%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$143,100	$52,411	9%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Expected
				Property	Stabilization	Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	Yield (1)
COMPLETED REDEVELOPMENTS
	Projects Completed During The Three Months Ended March 31, 2018

1	Erie Canal Centre	Syracuse, NY	Redevelopment of former Kmart and other vacant anchor space with a 50K SF Dick’s Sporting Goods, a 40K SF Burlington Stores, and a 26K SF Michaels; potential construction of 8K SF of small shop space and outparcel pad; and shopping center upgrades including façade renovations, LED lighting, parking realignment, new landscaping, pylon sign upgrade, and common area enhancements	11	Mar-18	$15,800	8%

	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$15,800	8%

(1) Represents gross project costs less any project specific credits (lease termination income or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination income or other ancillary credits).

The in process projects listed above are actively underway and reflect projects in which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	Springdale	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
3	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential construction of residential rental component, enhancement of common areas
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Miami Gardens	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
7	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Extensive repositioning and reconfiguration, densification of site
8	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
9	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
10	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
11	Wynnewood Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and reconfiguration of existing anchor and inline space, densification of site
12	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
4	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise with experiential retailers, reconfiguration of common areas for community space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers and/or entertainment users
6	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
7	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
8	Market Centre	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
9	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Rebranding of shopping center, including reconfiguration of existing footprint for multiple retailers, potential outparcel development
10	London Marketplace	London, KY	Reposition and remerchandise existing anchor space for multiple retailers, potential outparcel development
11	Webster Square Shopping Center	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing pad building for multiple retailers
12	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Densification of site, including outparcel developments and remerchandising of shopping center
13	Redford Plaza	Detroit-Warren-Dearborn, MI	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
14	Richfield Hub (1)	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
15	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Reconfigure and repurpose obsolete space, remerchandise with relevant and national retailers
16	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
17	Bedford Grove	Manchester-Nashua, NH	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
18	Hamilton Plaza	Trenton, NJ	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
19	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
20	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
21	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
22	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
23	Park Hills Plaza	Altoona, PA	Reconfigure and remerchandise obsolete space, potential outparcel development
24	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
25	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development
26	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of existing anchor space for multiple retailers, potential outparcel development
27	Carmel Village	Corpus Christi, TX	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, façade renovations
28	Jeff Davis	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space
29	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

30	Jester Village	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site, enhancement of common areas
31	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Hanover Square	Richmond, VA	Redevelopment of existing anchor space, outparcel development including multi-tenant retail building
33	Hilltop Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Relocation of existing anchors to facilitate remerchandising of the shopping center

(1) Indicates project added to pipeline during the three months ended March 31, 2018.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2018

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		3/31/18	12/31/17	9/30/17	6/30/17	3/31/17

Number of properties		480	486	498	507	510
GLA		81,732,582	82,812,209	84,091,870	85,460,362	85,961,594
Percent billed		89.8%	90.3%	89.6%	89.9%	90.4%
Percent leased		92.1%	92.2%	91.6%	92.0%	92.5%
TOTAL ≥ 10,000 SF		95.4%	95.5%	94.7%	95.0%	95.8%
TOTAL < 10,000 SF		84.4%	84.5%	84.4%	85.0%	84.8%
ABR		$943,734	$949,568	$945,721	$959,800	$965,273
ABR PSF		$13.61	$13.47	$13.28	$13.21	$13.12

PORTFOLIO BY UNIT SIZE AS OF 3/31/18
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	544	33,305,728	95.5%	96.6%	17.7%	$262,308	$9.56
20,000 – 34,999 SF	540	14,191,391	90.6%	95.3%	10.4%	139,592	10.54
10,000 - 19,999 SF	716	9,768,788	89.1%	91.7%	12.6%	117,381	13.47
5,000 - 9,999 SF	1,322	9,111,515	82.8%	85.5%	20.5%	126,994	17.02
< 5,000 SF	7,352	15,355,160	81.3%	83.7%	38.8%	297,459	23.83
TOTAL	10,474	81,732,582	89.8%	92.1%	100.0%	$943,734	$13.61

TOTAL ≥ 10,000 SF	1,800	57,265,907	93.2%	95.4%	40.7%	$519,281	$10.52
TOTAL < 10,000 SF	8,674	24,466,675	81.9%	84.4%	59.3%	424,453	21.28

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Total Portfolio GLA	Leased ABR	Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	89	2,761,536	3.4%	$29,640	3.1%	$10.73
2	The Kroger Co. (2)	62	4,114,068	5.0%	29,102	3.1%	7.07
3	Dollar Tree Stores, Inc. (3)	153	1,730,039	2.1%	18,151	1.9%	10.49
4	Publix Super Markets, Inc.	35	1,571,047	1.9%	14,924	1.6%	9.50
5	Ahold Delhaize (4)	25	1,351,798	1.7%	14,116	1.5%	10.44
6	Wal-Mart Stores, Inc. (5)	25	3,085,756	3.8%	13,613	1.4%	4.41
7	Albertson's Companies, Inc. (6)	21	1,194,862	1.5%	12,758	1.4%	10.68
8	Burlington Stores, Inc.	23	1,495,345	1.8%	12,704	1.3%	8.50
9	Ross Stores, Inc. (7)	33	894,967	1.1%	10,257	1.1%	11.46
10	L.A Fitness International, LLC	15	620,515	0.8%	10,126	1.1%	16.32
		481	18,819,933	23.1%	165,391	17.5%	8.79

11	Bed Bath & Beyond, Inc. (8)	31	765,413	0.9%	9,972	1.1%	13.03
12	PetSmart, Inc. (9)	28	626,402	0.8%	9,207	1.0%	14.70
13	Big Lots, Inc.	43	1,424,192	1.7%	9,192	1.0%	6.45
14	PETCO Animal Supplies, Inc. (10)	37	493,684	0.6%	8,389	0.9%	16.99
15	Best Buy Co., Inc.	15	613,462	0.8%	8,308	0.9%	13.54
16	Party City Holdco Inc.	35	510,998	0.6%	7,482	0.8%	14.64
17	Office Depot, Inc. (11)	30	653,188	0.8%	7,289	0.8%	11.16
18	Staples, Inc.	27	562,443	0.7%	7,063	0.7%	12.56
19	The Michaels Companies, Inc.	26	581,254	0.7%	6,785	0.7%	11.67
20	Kohl's Corporation	11	907,322	1.1%	6,743	0.7%	7.43
		764	25,958,291	31.8%	245,821	26.1%	9.47

21	DICK's Sporting Goods, Inc. (12)	12	466,963	0.6%	6,591	0.7%	14.11
22	Hobby Lobby Stores, Inc.	16	973,217	1.2%	6,505	0.7%	6.68
23	Sears Holdings Corporation (13)	14	1,366,196	1.7%	5,858	0.6%	4.29
24	Ulta Beauty, Inc. (14)	23	262,481	0.3%	5,836	0.6%	22.23
25	The Home Depot, Inc.	8	799,388	1.0%	5,811	0.6%	7.27
26	H.E. Butt Grocery Company (15)	7	419,204	0.5%	5,419	0.6%	12.93
27	Mattress Firm, Inc.	41	241,950	0.3%	5,384	0.6%	22.25
28	Ascena Retail Group, Inc. (16)	47	287,104	0.4%	5,295	0.6%	18.44
29	CVS Health	21	287,897	0.4%	5,226	0.6%	18.15
30	Southeastern Grocers (17)	14	653,809	0.8%	4,949	0.5%	7.57
31	Jo-Ann Stores, Inc.	22	417,926	0.5%	4,578	0.5%	10.95
32	DSW Inc.	14	268,691	0.3%	4,376	0.5%	16.29
33	Five Below, Inc.	27	231,190	0.3%	4,356	0.5%	18.84
34	Sally Beauty Holdings, Inc. (18)	109	191,382	0.2%	4,306	0.5%	22.50
35	Giant Eagle, Inc.	5	391,503	0.5%	4,263	0.5%	10.89
36	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.4%	19.37
37	Gap, Inc. (19)	15	236,332	0.3%	4,114	0.4%	17.41
38	Walgreen Co.	17	246,409	0.3%	4,066	0.4%	16.50
39	JP Morgan Chase & Co.	29	106,968	0.1%	4,052	0.4%	37.88
40	Barnes & Noble, Inc.	10	224,673	0.3%	4,023	0.4%	17.91
	TOTAL TOP 40 RETAILERS	1,219	34,245,929	42.1%	$344,980	36.7%	$10.07

(1) Includes T.J. Maxx-43, Marshalls-35, HomeGoods-10 and Sierra Trading Post-1.		(6) Includes Vons-4, Acme-3, Albertsons-3, Randalls-3, Tom Thumb-2,				(13) Includes Kmart-12 and Sears-2.
Excludes two leases at new development property.		Dominick's-2, Shaw's-2, Shop & Save Market-1 and Star Market-1.				(14) Excludes Ulta at new development property.
(2) Includes Kroger-50, King Soopers-3, Harris Teeter-2, Ralphs-2, Smith's-1,		(7) Includes Ross Dress for Less-30 and dd's Discounts-3.				(15) Includes H-E-B-6 and Central Market-1.
Pick ' N Save-2, Dillons-1, Food 4 Less-1, Ruler Foods-1 and Pay Less-1.		(8) Includes Bed Bath & Beyond-17, Harmon Face Values-6, Christmas				(16) Includes dressbarn-17, Catherines-10, Justice-7, Lane Bryant-7,
(3) Includes Dollar Tree-125, Family Dollar-27 and Deals$-1.		Tree Shops-4, Cost Plus World Market-2 and buybuy BABY-2.				maurices-5 and Ann Taylor-1.
(4) Includes Giant Food-9, Super Stop & Shop-6, Food Lion-5, Bottom Dollar Food-1,		(9) Excludes PetSmart at new development property.				(17) Includes Winn-Dixie-7, Harveys-3, BI-LO-2 and Fresco y Más-1.
Hannaford-1, Peapod-1, Stop & Shop-1 and Tops Market-1.		(10) Includes PETCO-36 and Unleashed-1.				(18) Includes Sally Beauty-103, Cosmoprof-8 and Macon Beauty Systems-1.
(5) Includes Supercenters-13, Discount Stores-6, Walmart Neighborhood		(11) Includes Office Depot-16 and OfficeMax-14.				(19) Includes Old Navy-11, GAP Factory-3 and Banana Republic-1.
Market-5 and Sam's Club-1.		(12) Includes DICK'S Sporting Goods-8 and Golf Galaxy-4.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/18	440	2,745,080	$39,606	$14.43	$8.90	$1.63	7.3	371	2,228,858	$14.76	$12.89	14.5%
Three months ended 12/31/17	461	2,918,966	42,641	14.61	7.35	1.24	6.0	381	2,537,208	14.41	12.65	13.9%
Three months ended 9/30/17	486	3,419,078	48,573	14.21	7.19	0.93	6.3	396	3,023,756	13.99	12.70	10.2%
Three months ended 6/30/17	511	2,896,416	42,514	14.68	6.78	1.11	6.2	416	2,407,695	14.56	12.81	13.7%
TOTAL - TTM	1,898	11,979,540	$173,334	$14.47	$7.52	$1.21	6.4	1,564	10,197,517	$14.40	$12.75	12.9%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/18	395	2,046,088	$31,087	$15.19	$11.94	$2.19	8.0	326	1,529,866	$15.93	$13.65	16.7%
Three months ended 12/31/17	412	2,318,617	35,039	15.11	9.23	1.57	6.3	332	1,936,859	14.96	12.90	16.0%
Three months ended 9/30/17	393	2,088,931	31,305	14.99	11.76	1.52	7.1	303	1,693,609	14.78	13.11	12.7%
Three months ended 6/30/17	437	1,870,289	31,133	16.65	10.50	1.72	7.0	342	1,381,568	17.13	14.66	16.8%
TOTAL - TTM	1,637	8,323,925	$128,564	$15.45	$10.81	$1.74	7.1	1,303	6,541,902	$15.60	$13.50	15.6%

NEW LEASES
Three months ended 3/31/18	151	1,042,526	$15,090	$14.47	$21.11	$4.29	10.2	82	526,304	$15.91	$11.64	36.7%
Three months ended 12/31/17	146	872,645	14,131	16.19	20.62	4.15	9.2	67	493,973	16.48	11.55	42.7%
Three months ended 9/30/17	158	723,207	12,216	16.89	23.39	4.19	8.8	71	364,060	17.33	14.36	20.7%
Three months ended 6/30/17	162	795,344	13,129	16.51	21.48	3.91	9.0	71	329,323	18.02	13.24	36.1%
TOTAL - TTM	617	3,433,722	$54,566	$15.89	$21.55	$4.15	9.4	291	1,713,660	$16.78	$12.50	34.2%

RENEWAL LEASES
Three months ended 3/31/18	244	1,003,562	$15,997	$15.94	$2.40	$—	5.6	244	1,003,562	$15.94	$14.70	8.4%
Three months ended 12/31/17	266	1,445,972	20,908	14.46	2.35	0.01	4.6	265	1,442,886	14.44	13.37	8.0%
Three months ended 9/30/17	235	1,365,724	19,089	13.98	5.61	0.10	6.2	232	1,329,549	14.08	12.77	10.3%
Three months ended 6/30/17	275	1,074,945	18,004	16.75	2.38	0.10	5.4	271	1,052,245	16.85	15.11	11.5%
TOTAL - TTM	1,020	4,890,203	$73,998	$15.13	$3.28	$0.05	5.4	1,012	4,828,242	$15.18	$13.86	9.5%

OPTION LEASES
Three months ended 3/31/18	45	698,992	$8,519	$12.19	$—	$—	5.3	45	698,992	$12.19	$11.23	8.5%
Three months ended 12/31/17	49	600,349	7,602	12.66	0.08	—	5.0	49	600,349	12.66	11.82	7.1%
Three months ended 9/30/17	93	1,330,147	17,268	12.98	—	—	5.0	93	1,330,147	12.98	12.19	6.5%
Three months ended 6/30/17	74	1,026,127	11,381	11.09	—	—	4.7	74	1,026,127	11.09	10.31	7.6%
TOTAL - TTM	261	3,655,615	$44,770	$12.25	$0.01	$—	5.0	261	3,655,615	$12.25	$11.42	7.3%

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 3/31/18						TTM Ended 3/31/18
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	13%	64%	45%	$10.08	16.5%		15%	66%	48%	$10.69	12.9%
	New & Renewal Leases Only	11%	57%	38%	10.09	23.2%		12%	57%	41%	10.97	18.3%
New Leases		17%	69%	49%	10.32	54.9%		15%	62%	46%	11.86	44.1%
Renewal Leases		8%	44%	27%	9.74	6.1%		10%	54%	37%	10.25	8.5%
Option Leases		31%	84%	70%	10.05	8.8%		37%	84%	70%	10.26	6.8%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	87%	36%	55%	$22.09	13.0%		85%	34%	52%	$21.66	12.8%
	New & Renewal Leases Only	89%	43%	62%	21.89	13.9%		88%	43%	59%	21.50	13.8%
New Leases		83%	31%	51%	23.56	26.4%		85%	38%	54%	22.49	26.7%
Renewal Leases		92%	56%	73%	20.90	9.3%		90%	46%	63%	20.92	10.1%
Option Leases		69%	16%	30%	23.76	8.0%		63%	16%	30%	22.62	8.4%

(1) Includes tenant specific landlord work.
(2) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		3/31/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
	NEW LEASES
	Weighted average over lease term:
	Base rent	$16.88	$15.58	$16.94	$18.04	$17.46	$15.35
	Tenant improvements and allowances	(2.29)	(2.24)	(2.17)	(2.53)	(2.29)	(2.46)
	Tenant specific landlord work	(0.59)	(0.60)	(0.45)	(0.51)	(0.78)	(0.42)
	Third party leasing commissions	(0.44)	(0.44)	(0.42)	(0.47)	(0.43)	(0.40)
	EQUIVALENT NET EFFECTIVE RENT	$13.56	$12.30	$13.90	$14.53	$13.96	$12.07
	Net effective rent / base rent	80%	79%	82%	81%	80%	79%
	Weighted average term (years)	9.4	10.2	9.2	8.8	9.0	8.6

	PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	44%	45%	47%	39%	41%	49%
	< 10,000 SF	56%	55%	53%	61%	59%	51%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 3/31/18:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	62	1,613,635	$20,056	$12.43
	< 10,000 SF	231	690,050	16,883	24.47
	TOTAL	293	2,303,685	$36,939	$16.03

Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	405	1,144,469	1.5%	1.9%	$15.39	$15.39	12	299,355	0.5%	0.5%	$9.30	$9.30	393	845,114	4.1%	3.5%	$17.55	$17.55
2018	948	4,353,420	5.8%	6.1%	13.32	13.32	77	2,240,566	4.1%	3.5%	8.13	8.13	871	2,112,854	10.2%	9.4%	18.82	18.82
2019	1,463	10,489,734	13.9%	12.9%	11.64	11.69	212	7,060,998	12.9%	11.2%	8.20	8.21	1,251	3,428,736	16.6%	15.1%	18.72	18.86
2020	1,443	11,508,636	15.3%	14.3%	11.75	11.90	252	8,409,043	15.4%	14.0%	8.62	8.65	1,191	3,099,593	15.0%	14.8%	20.25	20.70
2021	1,188	10,021,086	13.3%	12.7%	11.95	12.20	214	7,325,603	13.4%	12.5%	8.88	8.93	974	2,695,483	13.1%	12.9%	20.29	21.08
2022	1,124	9,451,614	12.6%	12.7%	12.65	13.09	215	6,893,101	12.6%	12.5%	9.39	9.50	909	2,558,513	12.4%	12.9%	21.44	22.75
2023	705	6,489,026	8.6%	8.8%	12.82	13.44	175	4,780,449	8.7%	9.2%	10.01	10.31	530	1,708,577	8.3%	8.3%	20.66	22.19
2024	364	4,457,601	5.9%	5.4%	11.49	12.39	100	3,581,359	6.6%	6.2%	9.05	9.56	264	876,242	4.2%	4.4%	21.47	23.95
2025	286	3,233,118	4.3%	4.7%	13.60	14.75	86	2,483,190	4.5%	5.4%	11.23	11.88	200	749,928	3.6%	3.8%	21.45	24.25
2026	297	3,177,933	4.2%	4.9%	14.47	15.62	85	2,444,135	4.5%	5.4%	11.58	12.00	212	733,798	3.6%	4.2%	24.11	27.69
2027	336	3,355,273	4.5%	5.0%	14.07	16.09	80	2,491,121	4.6%	5.3%	11.00	12.32	256	864,152	4.2%	4.7%	22.90	26.94
2028+	449	7,600,070	10.1%	10.6%	13.15	15.17	184	6,629,866	12.1%	14.3%	11.20	12.69	265	970,204	4.7%	6.1%	26.48	32.13

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES > 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of		Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	405	1,144,469	1.5%	1.9%	$15.39	$15.39	12	299,355	0.5%	0.5%	$9.30	$9.30	393	845,114	4.1%	3.5%	$17.55	$17.55
2018	682	2,033,967	2.7%	3.4%	15.78	15.80	32	609,259	1.1%	1.1%	9.76	9.76	650	1,424,708	6.9%	6.2%	18.35	18.38
2019	900	3,635,653	4.8%	5.2%	13.59	13.67	59	1,566,713	2.9%	2.2%	7.18	7.18	841	2,068,940	10.0%	9.0%	18.45	18.59
2020	924	3,653,582	4.9%	5.8%	14.95	15.32	59	1,593,704	2.9%	2.6%	8.62	8.74	865	2,059,878	10.0%	9.6%	19.85	20.41
2021	777	2,747,485	3.6%	4.9%	16.80	17.55	43	979,444	1.8%	1.9%	10.05	10.31	734	1,768,041	8.6%	8.6%	20.54	21.56
2022	732	2,464,650	3.3%	4.7%	17.95	19.17	39	754,026	1.4%	1.6%	10.98	11.30	693	1,710,624	8.3%	8.5%	21.02	22.64
2023	539	2,482,336	3.3%	4.2%	15.80	16.99	56	1,106,461	2.0%	2.1%	9.85	10.33	483	1,375,875	6.7%	6.7%	20.58	22.34
2024	429	2,410,792	3.2%	3.5%	13.51	14.95	45	1,287,866	2.4%	2.0%	8.05	8.74	384	1,122,926	5.4%	5.2%	19.76	22.06
2025	338	2,398,952	3.2%	3.3%	12.95	14.35	62	1,597,927	2.9%	2.8%	8.99	9.88	276	801,025	3.9%	3.9%	20.84	23.25
2026	316	2,023,275	2.7%	3.2%	14.72	16.59	39	1,092,610	2.0%	1.9%	9.11	10.03	277	930,665	4.5%	4.7%	21.29	24.29
2027	348	2,473,987	3.3%	3.7%	14.20	16.29	67	1,636,071	3.0%	3.3%	10.34	11.42	281	837,916	4.1%	4.3%	21.74	25.82
2028+	2,618	47,812,832	63.5%	56.4%	11.12	16.69	1,179	42,115,350	77.1%	78.0%	9.61	14.99	1,439	5,697,482	27.6%	29.9%	22.28	29.27

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 3/31/18				78.5%	82.7%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,626,803	90.5%	92.3%	$65,917	$19.91	6.0%	4.4%	7.0%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,730,573	97.1%	98.7%	31,585	20.33	2.1%	2.1%	3.3%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,912,618	81.3%	83.4%	42,008	13.75	3.1%	4.8%	4.5%
4	Dallas-Fort Worth-Arlington, TX	16	3,201,534	87.1%	92.1%	44,910	15.75	3.3%	3.9%	4.8%
5	Houston-The Woodlands-Sugar Land, TX	36	4,535,517	87.8%	91.0%	48,533	12.32	7.5%	5.5%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.2%	97.2%	4,982	11.36	0.6%	0.6%	0.5%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,487,897	86.7%	88.4%	17,918	14.21	1.9%	1.8%	1.9%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	25	4,041,998	93.6%	95.1%	55,528	16.56	5.2%	4.9%	5.9%
9	Atlanta-Sandy Springs-Roswell, GA	25	3,644,065	92.2%	92.8%	37,445	11.38	5.2%	4.5%	4.0%
10	Boston-Cambridge-Newton, MA-NH	6	707,909	95.2%	95.9%	8,420	12.46	1.3%	0.9%	0.9%
	Top 10 Largest US MSAs by Population	174	27,340,174	89.5%	91.6%	357,246	15.06	36.2%	33.4%	37.9%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	85.5%	85.5%	1,308	12.80	0.2%	0.1%	0.1%
12	San Francisco-Oakland-Hayward, CA	2	506,531	91.2%	95.1%	10,074	26.13	0.4%	0.6%	1.1%
13	Riverside-San Bernardino-Ontario, CA	5	637,436	94.9%	95.1%	8,890	16.10	1.0%	0.8%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,436,695	85.4%	91.4%	14,846	12.69	1.7%	1.8%	1.6%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,179,747	87.4%	89.7%	13,241	13.34	1.7%	1.4%	1.4%
17	San Diego-Carlsbad, CA	3	644,902	84.1%	98.4%	13,380	21.57	0.6%	0.8%	1.4%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,407,331	90.1%	90.8%	27,989	13.86	3.1%	2.9%	3.0%
19	Denver-Aurora-Lakewood, CO	5	1,194,088	88.4%	94.2%	15,281	13.66	1.0%	1.5%	1.6%
20	Baltimore-Columbia-Towson, MD	1	57,954	97.1%	97.1%	938	16.67	0.2%	0.1%	0.1%
	Top 20 Largest US MSAs by Population	222	35,524,383	89.3%	91.8%	463,193	15.07	46.1%	43.4%	49.1%

21	St. Louis, MO-IL	2	209,036	83.5%	95.7%	2,166	11.00	0.4%	0.3%	0.2%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,637,636	94.1%	94.5%	14,695	10.41	1.0%	2.0%	1.6%
23	Orlando-Kissimmee-Sanford, FL	5	806,531	83.7%	93.2%	14,494	19.59	1.0%	1.0%	1.5%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,947	10.84	0.2%	0.2%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,914	19.88	0.2%	0.1%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,930,720	93.8%	94.6%	21,139	14.66	1.5%	2.4%	2.2%
30	Kansas City, MO-KS	4	601,926	89.0%	90.0%	4,441	8.34	0.8%	0.7%	0.5%
31	Austin-Round Rock, TX	1	168,112	77.1%	77.1%	1,586	12.23	0.2%	0.2%	0.2%
32	Columbus, OH	4	449,488	86.4%	89.0%	3,990	10.49	0.8%	0.5%	0.4%
33	Cleveland-Elyria, OH	4	1,021,816	93.9%	93.9%	11,230	11.74	0.8%	1.3%	1.2%
34	Indianapolis-Carmel-Anderson, IN	4	894,681	80.1%	89.0%	7,487	9.43	0.8%	1.1%	0.8%
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	6	1,012,013	93.2%	93.8%	10,639	11.23	1.3%	1.2%	1.1%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	74.6%	90.7%	2,513	18.64	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	704,098	90.7%	92.0%	6,677	10.74	0.8%	0.9%	0.7%
40	Jacksonville, FL	5	834,493	79.0%	81.0%	8,339	12.90	1.0%	1.0%	0.9%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	659,193	82.5%	82.5%	8,189	15.51	0.2%	0.8%	0.9%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
43	Raleigh, NC	2	291,027	88.6%	88.6%	3,365	13.16	0.4%	0.4%	0.4%
44	Richmond, VA	2	220,462	94.9%	97.8%	3,185	14.77	0.4%	0.3%	0.3%
45	Louisville/Jefferson County, KY-IN	4	707,728	94.7%	95.1%	7,046	10.76	0.8%	0.9%	0.7%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	4	895,991	93.3%	96.1%	12,102	16.70	0.8%	1.1%	1.3%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	289	49,022,408	89.4%	91.9%	610,337	14.42	60.2%	60.0%	64.7%

	MSAs Ranked 51 - 100 by Population	62	11,338,184	90.0%	92.0%	120,569	12.86	12.9%	13.9%	12.8%

	Other MSAs	129	21,371,990	90.7%	92.7%	212,828	12.08	26.8%	26.1%	22.5%

TOTAL		480	81,732,582	89.8%	92.1%	$943,734	$13.61	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,626,803	90.5%	92.3%	$65,917	$19.91	6.0%	4.4%	7.0%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	25	4,041,998	93.6%	95.1%	55,528	16.56	5.2%	4.9%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	36	4,535,517	87.8%	91.0%	48,533	12.32	7.5%	5.5%	5.1%
4	Dallas-Fort Worth-Arlington, TX	4	16	3,201,534	87.1%	92.1%	44,910	15.75	3.3%	3.9%	4.8%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,912,618	81.3%	83.4%	42,008	13.75	3.1%	4.8%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	25	3,644,065	92.2%	92.8%	37,445	11.38	5.2%	4.5%	4.0%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,730,573	97.1%	98.7%	31,585	20.33	2.1%	2.1%	3.3%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,407,331	90.1%	90.8%	27,989	13.86	3.1%	2.9%	3.0%
9	Cincinnati, OH-KY-IN	29	7	1,930,720	93.8%	94.6%	21,139	14.66	1.5%	2.4%	2.2%
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,487,897	86.7%	88.4%	17,918	14.21	1.9%	1.8%	1.9%
	10 Largest MSAs by ABR	—	187	30,519,056	89.5%	91.6%	392,972	15.07	38.9%	37.2%	41.7%

11	Denver-Aurora-Lakewood, CO	19	5	1,194,088	88.4%	94.2%	15,281	13.66	1.0%	1.5%	1.6%
12	Detroit-Warren-Dearborn, MI	14	8	1,436,695	85.4%	91.4%	14,846	12.69	1.7%	1.8%	1.6%
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,637,636	94.1%	94.5%	14,695	10.41	1.0%	2.0%	1.6%
14	Orlando-Kissimmee-Sanford, FL	23	5	806,531	83.7%	93.2%	14,494	19.59	1.0%	1.0%	1.5%
15	Allentown-Bethlehem-Easton, PA-NJ	69	5	1,294,979	95.8%	95.9%	13,955	13.46	1.0%	1.6%	1.5%
16	San Diego-Carlsbad, CA	17	3	644,902	84.1%	98.4%	13,380	21.57	0.6%	0.8%	1.4%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,179,747	87.4%	89.7%	13,241	13.34	1.7%	1.4%	1.4%
18	Ann Arbor, MI	146	4	1,074,021	89.3%	94.4%	12,458	14.55	0.8%	1.3%	1.3%
19	Hartford-West Hartford-East Hartford, CT	47	4	895,991	93.3%	96.1%	12,102	16.70	0.8%	1.1%	1.3%
20	Naples-Immokalee-Marco Island, FL	144	4	778,113	94.2%	95.8%	11,934	16.39	0.8%	1.0%	1.3%
	20 Largest MSAs by ABR	—	238	41,461,759	89.6%	92.2%	529,358	14.92	49.3%	50.7%	56.2%

21	Oxnard-Thousand Oaks-Ventura, CA	67	3	677,512	96.1%	99.0%	11,573	17.61	0.6%	0.8%	1.2%
22	Cleveland-Elyria, OH	33	4	1,021,816	93.9%	93.9%	11,230	11.74	0.8%	1.3%	1.2%
23	Nashville-Davidson--Murfreesboro--Franklin, TN	36	6	1,012,013	93.2%	93.8%	10,639	11.23	1.3%	1.2%	1.1%
24	Binghamton, NY	192	4	751,207	99.1%	99.2%	10,480	14.07	0.8%	0.9%	1.1%
25	San Francisco-Oakland-Hayward, CA	12	2	506,531	91.2%	95.1%	10,074	26.13	0.4%	0.6%	1.1%
26	Riverside-San Bernardino-Ontario, CA	13	5	637,436	94.9%	95.1%	8,890	16.10	1.0%	0.8%	0.9%
27	Vallejo-Fairfield, CA	121	1	519,223	94.3%	95.1%	8,876	18.20	0.2%	0.6%	0.9%
28	Boston-Cambridge-Newton, MA-NH	10	6	707,909	95.2%	95.9%	8,420	12.46	1.3%	0.9%	0.9%
29	Jacksonville, FL	40	5	834,493	79.0%	81.0%	8,339	12.90	1.0%	1.0%	0.9%
30	Memphis, TN-MS-AR	42	1	659,193	82.5%	82.5%	8,189	15.51	0.2%	0.8%	0.9%
31	Port St. Lucie, FL	111	5	636,145	83.3%	85.7%	7,934	14.67	1.0%	0.8%	0.8%
32	North Port-Sarasota-Bradenton, FL	72	5	732,037	91.9%	93.3%	7,659	11.28	1.0%	0.9%	0.8%
33	Fresno, CA	55	2	442,299	96.6%	96.6%	7,523	17.86	0.4%	0.5%	0.8%
34	Indianapolis-Carmel-Anderson, IN	34	4	894,681	80.1%	89.0%	7,487	9.43	0.8%	1.1%	0.8%
35	New Haven-Milford, CT	66	5	546,407	91.2%	92.3%	7,053	13.99	1.0%	0.7%	0.7%
36	Louisville/Jefferson County, KY-IN	45	4	707,728	94.7%	95.1%	7,046	10.76	0.8%	0.9%	0.7%
37	Norwich-New London, CT	182	2	433,532	96.5%	97.3%	6,951	16.48	0.4%	0.5%	0.7%
38	Milwaukee-Waukesha-West Allis, WI	39	4	704,098	90.7%	92.0%	6,677	10.74	0.8%	0.9%	0.7%
39	Springfield, MA	90	3	450,901	96.7%	97.4%	5,593	15.02	0.6%	0.6%	0.6%
40	Worcester, MA-CT	58	3	517,910	85.2%	89.3%	5,571	14.41	0.6%	0.6%	0.6%
41	College Station-Bryan, TX	189	4	491,463	92.5%	92.5%	5,445	14.47	0.8%	0.6%	0.6%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
42	Corpus Christi, TX	118	4	563,740	92.1%	93.4%	5,421	12.33	0.8%	0.7%	0.6%
43	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	83.7%	94.8%	5,412	21.48	0.4%	0.8%	0.6%
44	Wilmington, NC	168	2	379,107	97.2%	97.2%	5,391	14.78	0.4%	0.5%	0.6%
45	Dayton, OH	73	3	534,385	93.3%	94.5%	5,190	12.44	0.6%	0.7%	0.5%
46	Greensboro-High Point, NC	75	1	406,768	99.5%	100.0%	5,129	14.74	0.2%	0.5%	0.5%
47	Winston-Salem, NC	83	3	439,161	90.7%	91.4%	5,077	13.28	0.6%	0.5%	0.5%
48	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	97.2%	97.2%	4,982	11.36	0.6%	0.6%	0.5%
49	Kansas City, MO-KS	30	4	601,926	89.0%	90.0%	4,441	8.34	0.8%	0.7%	0.5%
50	Roanoke, VA	160	4	522,210	91.8%	92.2%	4,037	9.55	0.8%	0.6%	0.4%
	50 Largest MSAs by ABR	—	342	59,865,159	90.2%	92.5%	746,087	14.51	70.3%	73.3%	78.9%

51	Charleston-North Charleston, SC	74	2	496,571	83.8%	89.8%	4,006	9.05	0.4%	0.6%	0.4%
52	Columbus, OH	32	4	449,488	86.4%	89.0%	3,990	10.49	0.8%	0.5%	0.4%
53	Manchester-Nashua, NH	131	2	348,189	85.4%	85.4%	3,949	23.57	0.4%	0.4%	0.4%
54	Pittsfield, MA	326	1	436,854	97.5%	98.6%	3,933	21.06	0.2%	0.5%	0.4%
55	Boulder, CO	155	1	279,204	81.0%	81.9%	3,914	17.11	0.2%	0.3%	0.4%
56	Panama City, FL	224	2	397,512	99.2%	99.2%	3,705	9.40	0.4%	0.5%	0.4%
57	Spartanburg, SC	153	1	360,277	88.9%	88.9%	3,656	12.01	0.2%	0.4%	0.4%
58	Greenville-Anderson-Mauldin, SC	61	2	220,723	99.3%	99.3%	3,592	16.39	0.4%	0.3%	0.4%
59	Saginaw, MI	229	2	429,188	96.6%	96.9%	3,481	11.80	0.4%	0.5%	0.4%
60	Raleigh, NC	43	2	291,027	88.6%	88.6%	3,365	13.16	0.4%	0.4%	0.4%
61	Atlantic City-Hammonton, NJ	181	1	179,199	99.1%	99.1%	3,364	18.94	0.2%	0.2%	0.4%
62	Bakersfield, CA	62	1	240,090	90.8%	90.8%	3,355	15.69	0.2%	0.3%	0.4%
63	Mobile, AL	129	1	580,684	47.6%	63.2%	3,291	9.17	0.2%	0.7%	0.3%
64	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	94.5%	96.9%	3,276	14.67	0.4%	0.3%	0.3%
65	Richmond, VA	44	2	220,462	94.9%	97.8%	3,185	14.77	0.4%	0.3%	0.3%
66	Toledo, OH	92	2	600,793	74.7%	74.7%	3,122	9.42	0.4%	0.7%	0.3%
67	Jackson, MS	95	2	333,275	88.6%	88.6%	3,077	10.91	0.4%	0.4%	0.3%
68	Greenville, NC	240	1	233,153	96.2%	96.2%	3,039	13.55	0.2%	0.3%	0.3%
69	Traverse City, MI	289	1	411,758	99.1%	100.0%	3,010	27.02	0.2%	0.5%	0.3%
70	Odessa, TX	268	1	365,534	93.2%	100.0%	3,002	13.14	0.2%	0.4%	0.3%
71	Des Moines-West Des Moines, IA	88	2	513,385	95.9%	95.9%	2,969	6.09	0.4%	0.6%	0.3%
72	Lafayette, LA	108	3	440,104	91.6%	93.1%	2,862	7.63	0.6%	0.5%	0.3%
73	Tullahoma-Manchester, TN	377	3	433,744	97.0%	97.0%	2,848	6.77	0.6%	0.5%	0.3%
74	Blacksburg-Christiansburg-Radford, VA	233	1	181,055	100.0%	100.0%	2,755	15.47	0.2%	0.2%	0.3%
75	Lancaster, PA	102	3	236,006	96.2%	99.4%	2,618	11.16	0.6%	0.3%	0.3%
76	Savannah, GA	137	2	224,181	74.8%	89.6%	2,567	12.96	0.4%	0.3%	0.3%
77	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	74.6%	90.7%	2,513	18.64	0.2%	0.2%	0.3%
78	Chattanooga, TN-GA	99	2	339,426	96.6%	96.6%	2,471	8.16	0.4%	0.4%	0.3%
79	Fort Wayne, IN	125	2	253,951	83.1%	83.1%	2,452	13.51	0.4%	0.3%	0.3%
80	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	86.1%	86.1%	2,393	17.25	0.2%	0.2%	0.3%
81	Dover, DE	244	1	191,974	93.3%	99.0%	2,336	12.30	0.2%	0.2%	0.2%
82	Merced, CA	178	1	147,557	96.1%	96.1%	2,263	15.95	0.2%	0.2%	0.2%
83	Elkhart-Goshen, IN	221	2	329,319	86.3%	86.3%	2,207	18.56	0.4%	0.4%	0.2%
84	Duluth, MN-WI	174	1	182,969	97.7%	97.7%	2,175	12.17	0.2%	0.2%	0.2%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
85	St. Louis, MO-IL	21	2	209,036	83.5%	95.7%	2,166	11.00	0.4%	0.3%	0.2%
86	Hickory-Lenoir-Morganton, NC	147	2	284,984	73.6%	79.5%	2,073	9.15	0.4%	0.3%	0.2%
87	Concord, NH	285	1	182,887	100.0%	100.0%	2,054	11.49	0.2%	0.2%	0.2%
88	Altoona, PA	336	1	277,341	78.8%	79.6%	1,995	9.13	0.2%	0.3%	0.2%
89	Trenton, NJ	142	2	205,557	92.7%	94.6%	1,979	10.18	0.4%	0.3%	0.2%
90	Rutland, VT	539	1	224,514	98.6%	98.6%	1,973	8.92	0.2%	0.3%	0.2%
91	Pittsburgh, PA	26	1	199,079	100.0%	100.0%	1,947	10.84	0.2%	0.2%	0.2%
92	Santa Maria-Santa Barbara, CA	119	1	179,549	100.0%	100.0%	1,919	11.52	0.2%	0.2%	0.2%
93	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8%	92.8%	1,914	19.88	0.2%	0.1%	0.2%
94	Tucson, AZ	53	1	168,585	96.8%	96.8%	1,900	11.65	0.2%	0.2%	0.2%
95	York-Hanover, PA	120	1	153,088	95.2%	95.2%	1,894	13.25	0.2%	0.2%	0.2%
96	Flint, MI	132	1	162,059	86.4%	91.3%	1,884	12.82	0.2%	0.2%	0.2%
97	Portland-South Portland, ME	105	1	287,513	90.0%	90.0%	1,872	20.69	0.2%	0.4%	0.2%
98	Tulsa, OK	54	1	186,851	100.0%	100.0%	1,850	9.90	0.2%	0.2%	0.2%
99	Manhattan, KS	395	1	215,261	94.6%	94.6%	1,830	14.45	0.2%	0.3%	0.2%
100	California-Lexington Park, MD	358	1	92,335	100.0%	100.0%	1,812	19.62	0.2%	0.1%	0.2%
	100 Largest MSAs by ABR	—	419	73,886,872	90.0%	92.3%	881,890	14.09	87.3%	90.4%	93.4%

	Other MSAs	—	61	7,845,710	88.2%	90.4%	61,844	9.16	12.7%	9.6%	6.6%

TOTAL		—	480	81,732,582	89.8%	92.1%	$943,734	$13.61	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Texas	65	9,598,491	88.0%	91.7%	$111,188	$13.56	13.5%	11.7%	11.8%
2	Florida	55	8,773,627	87.0%	89.4%	106,158	14.05	11.5%	10.7%	11.2%
3	California	32	6,118,133	94.5%	97.1%	103,504	18.81	6.7%	7.5%	11.0%
4	Pennsylvania	34	5,835,930	92.5%	94.4%	68,383	14.87	7.1%	7.1%	7.2%
5	New York	28	3,559,716	92.0%	94.2%	61,599	18.87	5.8%	4.4%	6.5%
6	Illinois	21	4,467,396	82.8%	84.7%	46,117	12.91	4.4%	5.5%	4.9%
7	Georgia	35	4,846,395	89.5%	91.1%	45,837	10.66	7.3%	5.9%	4.9%
8	New Jersey	18	3,091,507	90.5%	93.2%	43,546	16.05	3.8%	3.8%	4.6%
9	North Carolina	20	4,244,782	92.3%	93.0%	42,249	11.47	4.2%	5.2%	4.5%
10	Ohio	21	4,086,047	91.1%	91.8%	40,137	12.25	4.4%	5.0%	4.3%
11	Michigan	19	3,910,493	89.6%	93.6%	39,213	13.40	4.0%	4.8%	4.2%
12	Connecticut	13	2,162,501	92.1%	93.7%	29,646	15.68	2.7%	2.6%	3.1%
13	Tennessee	14	2,794,955	91.8%	92.0%	26,698	10.96	2.9%	3.4%	2.8%
14	Massachusetts	11	1,871,880	94.1%	95.8%	21,702	15.43	2.3%	2.3%	2.3%
15	Colorado	6	1,473,292	87.0%	91.9%	19,195	14.24	1.3%	1.8%	2.0%
16	Kentucky	9	2,074,205	94.4%	94.6%	18,781	10.39	1.9%	2.5%	2.0%
17	Indiana	12	1,877,402	83.8%	89.1%	16,097	10.93	2.5%	2.3%	1.7%
18	Minnesota	9	1,362,716	88.7%	90.8%	15,416	13.16	1.9%	1.7%	1.6%
19	Virginia	10	1,397,151	88.5%	92.3%	14,772	12.05	2.1%	1.7%	1.6%
20	South Carolina	7	1,307,923	89.7%	92.4%	14,530	12.21	1.5%	1.6%	1.5%
21	New Hampshire	5	772,770	90.1%	90.3%	7,818	13.94	1.0%	0.9%	0.8%
22	Wisconsin	4	704,098	90.7%	92.0%	6,677	10.74	0.8%	0.9%	0.7%
23	Maryland	4	468,667	98.3%	98.3%	6,583	14.29	0.8%	0.6%	0.7%
24	Missouri	5	655,984	87.4%	92.2%	5,280	8.92	1.0%	0.8%	0.6%
25	Alabama	2	812,504	62.0%	73.2%	4,852	8.27	0.4%	1.0%	0.5%
26	Iowa	3	627,098	94.8%	94.8%	3,619	6.14	0.6%	0.8%	0.4%
27	Louisiana	4	619,143	93.3%	94.5%	3,579	6.58	0.8%	0.8%	0.4%
28	Arizona	2	288,110	92.1%	92.1%	3,208	12.09	0.4%	0.4%	0.3%
29	Kansas	2	370,239	92.1%	92.1%	3,157	11.96	0.4%	0.5%	0.3%
30	Mississippi	2	333,275	88.6%	88.6%	3,077	10.91	0.4%	0.4%	0.3%
31	Delaware	1	191,974	93.3%	99.0%	2,336	12.30	0.2%	0.2%	0.2%
32	West Virginia	2	251,500	98.0%	98.0%	2,119	8.59	0.4%	0.3%	0.2%
33	Vermont	1	224,514	98.6%	98.6%	1,973	8.92	0.2%	0.3%	0.2%
34	Maine	1	287,513	90.0%	90.0%	1,872	20.69	0.2%	0.4%	0.2%
35	Oklahoma	1	186,851	100.0%	100.0%	1,850	9.90	0.2%	0.2%	0.2%
36	New Mexico	2	83,800	100.0%	100.0%	966	11.53	0.4%	0.1%	0.1%

TOTAL		480	81,732,582	89.8%	92.1%	$943,734	$13.61	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	580,684	63.2%	$3,291	$9.17	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	—
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	98.2%	1,561	6.86	Walmart Supercenter	Burke's Outlet	—
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	85.5%	1,308	12.80	—	Gymnasium Academy, LA Fitness, Sears Outlet	—
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	96.8%	1,900	11.65	Sam's Club*	CareMore, JC Penney Home Store, Tuesday Morning, Stein Mart	—
5	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	147,557	96.1%	2,263	15.95	SuperTarget*, Walmart Supercenter*	Marshalls, Petco	—
6	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,090	90.8%	3,355	15.69	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, In Shape Fitness, Ross Dress for Less	Hobby Lobby
7	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	95.0%	2,332	20.08	Trader Joe's*	24 Hour Fitness, CVS, Michaels	—
8	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,619	95.8%	1,160	17.90	Stater Bros.	—	—
9	Clovis Commons	Clovis	CA	Fresno, CA	2004	180,955	95.0%	3,735	22.51	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
10	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	98.0%	1,389	9.59	—	Big Lots, Chuze Fitness	—
11	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,914	19.88	Trader Joe's	Forever 21, World Market	—
12	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,446	14.67	Vons (Albertsons)	Chuze Fitness	—
13	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	126,502	99.0%	2,771	22.12	Major Market, Trader Joe's	Rite Aid	—
14	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.7%	3,788	14.84	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	—
15	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	1,919	11.52	Vons (Albertsons)	Harbor Freight Tools, Marshalls, Michaels	—
16	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,217	13.95	Grocery Outlet	Fallas Paredes, Sears Outlet	In Shape Fitness
17	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	99.0%	5,711	20.85	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	—
18	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,032	17.13	Barons Market	Crunch Fitness, Dollar Tree	—
19	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2002	356,864	100.0%	7,156	20.23	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, Five Below, Nordstrom Rack, T.J.Maxx	The Home Depot
20	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,165	10.68	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
21	Paradise Plaza	Paradise	CA	Chico, CA	1997	196,451	97.9%	935	7.90	Save Mart	Kmart	—
22	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,771	33.76	—	Kohl's, Orchard Supply Hardware, Party City	Walmart
23	Rose Pavilion (2)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2018	328,958	92.4%	7,303	24.07	99 Ranch Market, Trader Joe's	CVS, Golf Galaxy, Macy's Home Store, Total Wine & More	—
24	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	98.3%	5,799	22.81	—	Marshalls, Michaels	—
25	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,079	7.54	—	Big Lots, Target	—
26	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	94.8%	4,610	28.62	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
27	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	93.6%	614	14.84	Stater Bros.	—	—
28	Village at Mira Mesa (2)	San Diego	CA	San Diego-Carlsbad, CA	2018	419,806	97.8%	9,163	23.12	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, Marshalls, Michaels, Mira Mesa Lanes	—
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,750	22.76	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,025	27.71	Trader Joe's	Big Lots, Petco, Rite Aid	—
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,502	23.55	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
32	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	2,085	11.13	Vons (Albertsons)	Ace Hardware, Big Lots	—
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	93.0%	2,901	21.13	Stater Bros.	Rite Aid, Stein Mart	—
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,020	19.17	Ralphs (Kroger)	—	—
35	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,350	87.9%	1,718	19.47	Sprouts Farmers Market	—	—
36	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.1%	8,876	18.20	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Toys"R"Us, Ulta	Target
37	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	747	7.84	King Soopers (Kroger)	Arc	—
38	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	468,701	99.7%	6,925	14.82	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Dollar Tree, Kohl's, Planet Fitness, Stein Mart	—
39	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	100.0%	1,716	9.95	King Soopers (Kroger)	Cinema Latino, Gen-X	—
40	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	93.5%	1,697	14.98	—	Chuze Fitness	—
41	Superior Marketplace	Superior	CO	Boulder, CO	1997	279,204	81.9%	3,914	17.11	Whole Foods Market, Costco*, SuperTarget*	Party City, T.J.Maxx, Ulta	—
42	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	81.9%	4,196	15.50	—	Babies"R"Us, Barnes & Noble, David's Bridal, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta	—
43	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	299,978	96.6%	2,608	17.03	Costco	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores, P.C. Richard & Son	The Home Depot
44	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,364	91.8%	2,515	25.75	Whole Foods Market	Petco	—
45	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.8%	2,480	13.02	Super Stop & Shop (Ahold)	Kohl's	Walmart
46	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	100.0%	1,010	13.96	PriceRite (Wakefern)	—	—
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	96.6%	4,538	13.82	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	592	10.90	—	Dollar Tree, Savers	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

49	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	2,441	16.76	Price Chopper	Dick's Sporting Goods	—
50	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,779	17.82	—	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	—
51	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	94.1%	1,619	12.96	—	A.C. Moore, Christmas Tree Shops	—
52	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	86.1%	2,393	17.25	—	LA Fitness, Marshalls	—
53	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	80.2%	1,147	11.40	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx	—
54	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	83.5%	2,053	13.43	Super Stop & Shop (Ahold)	Dollar Tree	Target
55	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	97.8%	4,471	19.32	—	Babies"R"Us, Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
56	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.0%	2,336	12.30	Acme (Albertsons)	Kirkland's, Party City, Staples, T.J.Maxx, Toys"R"Us	—
57	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	1987	156,361	92.9%	1,603	11.03	Publix	—	—
58	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	92.5%	3,508	17.75	—	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	—
59	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	98.6%	1,020	13.72	Publix	—	Target
60	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	83.2%	5,521	22.38	Costco*, SuperTarget*	David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
61	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.5%	3,280	14.03	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	—
62	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	85,783	91.1%	1,571	20.10	—	Broward County Library, CVS	—
63	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	50.1%	932	9.98	Publix	Planet Fitness	—
64	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	1,754	11.19	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
65	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	840	9.63	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
66	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	61.3%	1,572	8.59	—	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	—
67	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	1,971	18.06	—	Best Buy, David's Bridal, Restoration Hardware	—
68	Ventura Downs (2)	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	94.0%	1,575	17.06	—	LA Fitness	—
69	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	93.5%	2,198	17.60	Walmart Neighborhood Market	Walgreens	—
70	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	92.5%	1,856	11.35	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	—
71	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	1998	109,931	76.2%	1,704	20.34	Publix	—	—
72	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	339,478	71.0%	3,392	17.73	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
73	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	98.8%	2,660	11.01	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	—
74	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	2,062	9.73	Publix	—	—
75	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,583	18.06	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
76	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	254,548	97.3%	4,585	19.57	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	—
77	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	98.3%	1,005	12.60	Publix	Zone Fitness Club	—
78	Southgate Center	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1966	248,901	97.7%	2,517	10.95	Publix	Bealls Outlet, Big Lots, Lumber Liquidators, Old Time Pottery, Pet Supermarket	—
79	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	91.8%	877	10.80	Sedano's	Family Dollar	—
80	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	46.5%	368	32.00	—	Miller's Orange Park Ale House	—
81	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,424	17.18	—	Burlington Stores, LA Fitness	Target
82	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,053	13.80	Publix	—	—
83	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,054	16.06	Lucky's Market	—	—
84	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1997	417,746	90.2%	8,388	23.01	—	Main Event, Regal Cinemas	—
85	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	749	12.13	Publix	—	—
86	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,336	91.8%	2,719	18.77	—	Coastal Care, Walgreens	—
87	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	96.6%	1,241	13.00	Publix	—	—
88	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,464	8.25	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
89	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	82.4%	1,109	9.43	—	Bealls Outlet, Big Lots, Petland, Sears Home Appliance Showroom	Hobby Lobby
90	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.6%	1,931	14.18	Publix	Fortis Institute, Walgreens	—
91	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	93.5%	1,137	12.78	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
92	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	660	11.11	Winn-Dixie (Southeastern Grocers)	—	—
93	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	91.1%	711	19.81	SuperTarget*	The Zoo Health Club	—
94	Beneva Village Shoppes (2)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2018	141,633	92.6%	1,715	13.08	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	—
95	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,058	12.19	Publix	Big Lots, Crunch Fitness, HomeGoods	—
96	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,901	80.2%	1,371	13.06	Publix	Planet Fitness	—
97	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1964	156,579	95.2%	1,215	8.15	—	Bealls Outlet, Burlington Stores, T.J.Maxx	—
98	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	96.2%	3,588	14.05	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

99	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	78.8%	1,759	16.39	Publix	CVS, Dollar Tree	—
100	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,618	17.18	Publix	Bealls Outlet, Pet Supermarket	—
101	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	95.9%	1,276	8.89	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
102	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	76.6%	724	8.53	—	Dollar Tree	—
103	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	206,784	82.3%	1,706	10.03	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	—
104	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	72.1%	1,398	12.82	Publix	Family Dollar, Flooring USA	—
105	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	100.0%	1,373	12.47	Patel Brothers	Dollar Tree, LA Fitness	Walmart
106	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,958	92.2%	1,445	16.87	Publix	Rarehues	—
107	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	95.2%	1,267	14.80	—	Deal$, Ross Dress for Less, Lumber Liquidators	—
108	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	96.8%	2,165	15.34	Publix	Petco, T.J.Maxx, Ulta	—
109	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	946	7.33	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
110	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	614	6.42	Publix	Bealls Outlet	—
111	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,074	88.0%	2,326	15.10	Publix	Jo-Ann Fabric & Craft Stores, Planet Fitness	—
112	Governors Towne Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	98.0%	1,181	17.56	Publix	—	—
113	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	588	6.85	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	—
114	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	97.6%	5,200	20.07	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Toys"R"Us
115	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.6%	832	6.02	—	Belk, Roses	—
116	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	87.1%	4,463	11.77	City Farmers Market	dd's Discounts (Ross)	—
117	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	70.2%	985	7.41	—	At Home, Dollar Tree	—
118	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	522	8.03	Food Depot	Family Dollar	—
119	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.5%	1,121	14.70	Publix	—	—
120	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	708	8.50	Kroger	Planet Fitness	—
121	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	90.9%	1,965	12.61	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
122	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	702	6.64	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	—
123	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.3%	1,103	6.69	Ingles	Kmart	—
124	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	784	11.88	Publix	—	—
125	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	81.3%	1,032	13.38	Kroger	—	—
126	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	607	8.44	Food City	Family Dollar	—
127	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.0%	814	11.37	Publix	—	—
128	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	86.8%	730	18.09	Kroger*	—	—
129	Dublin Village	Dublin	GA	Dublin, GA	2005	94,920	97.5%	722	7.81	Kroger	—	—
130	Westgate	Dublin	GA	Dublin, GA	2004	110,738	96.0%	681	6.64	Harveys (Southeastern Grocers)	Bealls Outlet, Big Lots	The Home Depot
131	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,639	10.56	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	—
132	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	77.0%	1,010	8.75	Food Depot	Cinemark, Staples	—
133	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,410	11.01	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	—
134	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,373	14.15	Publix	—	—
135	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	86.6%	1,249	13.63	Publix	—	—
136	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	92.7%	1,060	4.99	—	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	—
137	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	100.0%	573	10.42	—	Marshalls	—
138	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	89.2%	1,040	10.31	Kroger	—	—
139	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	86.9%	1,792	13.38	Kroger	J. Christopher's	—
140	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	563	8.76	Food Depot	—	—
141	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	70.3%	238	20.16	Walmart Supercenter*	—	—
142	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	990	10.91	—	PGA TOUR Superstore	—
143	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	88.6%	1,609	15.19	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
144	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.2%	2,849	15.58	Kroger	—	—
145	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	97.1%	1,744	5.18	Walmart Supercenter	Hobby Lobby, NCG Cinemas	—
146	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	90.8%	958	10.39	Kroger	—	—
147	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	90.1%	650	6.35	Hy-Vee	—	—
148	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,680	98.0%	1,484	6.35	—	Burlington Stores, Harbor Freight Tools, Hobby Lobby	—
149	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	94.0%	1,485	5.86	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	—
150	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	82.3%	3,155	19.23	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

151	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	91.2%	1,988	14.37	—	Savers, XSport Fitness	Kohl's
152	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	93.1%	301	5.57	Kroger	—	—
153	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	100.0%	437	6.85	—	Big Lots, Dollar General	—
154	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,298	82.2%	1,876	11.52	Shop & Save Market	Hobby Lobby, Walgreens	—
155	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.1%	4,212	15.03	—	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	—
156	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	78.3%	5,522	15.39	—	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	—
157	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	85.8%	2,312	9.87	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
158	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,794	88.5%	1,913	16.41	—	Walgreens	—
159	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (Supervalu)	—	—
160	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	91.1%	2,810	9.93	Tony's Finer Foods	Amber's Furniture, Big Lots, LA Fitness, Sears Outlet	Value City
161	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	82.1%	2,202	15.64	—	Best Buy, PetSmart, Stein Mart	—
162	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	97.2%	1,624	15.67	Sunset Foods	—	—
163	High Point Centre (2)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2018	245,497	68.0%	1,693	11.29	—	David's Bridal, Jo-Ann Fabric & Craft Stores, LA Fitness, Office Depot	—
164	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,730	16.44	Jewel-Osco	Planet Fitness	—
165	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	680,553	80.4%	7,089	12.95	—	Art Van Furniture, Big Lots, buybuy BABY, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	—
166	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	90.1%	745	9.69	Kroger	—	—
167	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,849	95.4%	1,950	17.51	—	LA Fitness, Regal Cinemas	—
168	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	97.6%	750	6.72	Hy-Vee	Eye Surgeons Associates	—
169	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,757	94.9%	1,337	10.08	Schnucks	U.S. Post Office	—
170	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.4%	1,932	12.17	Walt's Fine Foods	Planet Fitness, Tile Shop	—
171	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	123,169	84.1%	918	8.87	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—
172	Columbus Center	Columbus	IN	Columbus, IN	1964	143,043	96.2%	1,567	11.39	—	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
173	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	85.8%	528	37.26	Martin's Super Market	CVS	—
174	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,885	17.57	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
175	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	247,668	86.5%	1,679	16.03	Walmart Supercenter*	—	—
176	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	84.1%	782	8.68	Kroger	—	—
177	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	663	9.26	Save-A-Lot	Citi Trends	—
178	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	376	13.94	Walmart Supercenter*	Aaron's	—
179	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	92,295	91.3%	747	8.91	Martin's Super Market	—	—
180	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,788	71.5%	567	7.64	Kroger	Go Workout	—
181	Speedway Super Center (2)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2018	592,830	89.6%	5,124	9.70	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
182	Sagamore Park Centre (2)	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	134,139	98.6%	1,261	9.69	Pay Less (Kroger)	—	—
183	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	154,978	88.6%	1,327	9.67	Hy-Vee	—	—
184	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	215,261	94.6%	1,830	14.45	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls	—
185	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	99.3%	1,026	7.92	—	At Home, Staples	—
186	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	89.5%	6,696	14.04	Kroger	Barnes & Noble, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx	—
187	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	94.8%	1,799	9.60	—	King Pin Lanes, Louisville Athletic Club	—
188	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	99.2%	1,564	7.26	—	Gabriel Brothers, Walmart	—
189	London Marketplace	London	KY	London, KY	1994	169,032	99.1%	1,118	6.68	Kroger	Goody's	—
190	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	1,975	11.29	Kroger	Petco	—
191	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	89.4%	1,438	10.28	Kroger	Annie's Attic	—
192	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	95.9%	1,834	12.04	Kroger Marketplace	—	—
193	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,331	8.16	—	Books-A-Million, Office Depot	—
194	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	314	3.55	Super 1 Foods	dd's Discounts (Ross)	—
195	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,630	98.2%	871	6.74	Super 1 Foods	—	—
196	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	208,354	92.2%	1,677	10.67	—	Big Lots, Citi Trends, Stage, T.J.Maxx	—
197	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	717	4.24	Super 1 Foods	—	—
198	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	98.9%	977	7.57	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	—
199	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	74,800	98.3%	2,057	27.97	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
200	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	151,003	100.0%	2,829	19.40	Walmart Supercenter*	Marshalls, Party City, Staples	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

201	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,581	12.18	Super Stop & Shop (Ahold)	Jo-Ann Fabric & Craft Stores, Ocean State Job Lot	—
202	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,857	98.4%	3,206	11.66	Shaw's (Albertsons)	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	—
203	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	70.6%	279	15.49	Hannaford Bros. (Delhaize)*	—	Walmart
204	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,273	16.31	Shaw's (Albertsons)	Rainbow	—
205	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	98.7%	2,298	12.74	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
206	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	98.6%	3,933	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	—
207	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,183	12.23	—	Ocean State Job Lot, Staples, T.J.Maxx	—
208	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	79.1%	2,086	22.30	Super Stop & Shop (Ahold)	Citi Trends, Fallas Paredes	—
209	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,812	19.62	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
210	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	812	31.81	—	—	—
211	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	97.8%	3,021	10.55	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles	—
212	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	1962	57,954	97.1%	938	16.67	Walmart Supercenter*	Marshalls	—
213	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.0%	1,872	20.69	—	Big Lots, Dollar Tree, Jo-Ann Fabric & Craft Stores, Lowe's	—
214	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,312	16.45	Kroger	Bed Bath & Beyond, DSW, Marshalls, Michaels, Nordstrom Rack, Ulta	—
215	Maple Village (2)	Ann Arbor	MI	Ann Arbor, MI	2018	300,159	87.8%	4,119	15.64	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	—
216	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,004	11.76	Busch’s Fresh Food Market	Ace Hardware	—
217	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	813	10.28	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
218	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	162,059	91.3%	1,884	12.83	VG's Food (SpartanNash)	Dunham's Sports, Glik's	—
219	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	606	7.76	D&W Fresh Market (SpartanNash)	—	—
220	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	98.2%	1,523	8.33	—	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	—
221	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	110,997	84.9%	1,405	16.31	—	Jo-Ann Fabric & Craft Stores, Party City, Shoe Carnival, Ulta	Kohl's
222	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,941	95.3%	2,316	10.05	Prince Valley Market	Ace Hardware, Burlington Stores, Citi Trends, CW Price, Dollar Tree	—
223	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,137	97.7%	6,605	18.76	—	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
224	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.4%	1,850	10.07	—	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	—
225	Green Acres	Saginaw	MI	Saginaw, MI	2018	244,453	95.0%	1,631	14.66	Kroger	Planet Fitness, Rite Aid	—
226	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,211	11.91	—	Party City, Planet Fitness	Burlington Stores
227	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	48.8%	655	13.20	—	O'Reilly Auto Parts, Planet Fitness	—
228	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,065	6.88	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports	—
229	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	411,758	100.0%	3,010	27.02	Walmart Supercenter	Books-A-Million, PetSmart, Staples, The Home Depot, Toys"R"Us, Ulta	—
230	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	71.4%	1,177	10.13	—	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
231	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	98.6%	1,184	13.07	Walmart Supercenter	Harbor Freight Tools, Ollie's Bargain Outlet	—
232	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	843	7.10	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	—
233	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	98.7%	2,152	17.45	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
234	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	97.7%	2,175	12.17	—	Best Buy, David's Bridal, Dunham's Sports, Jo-Ann Fabric & Craft Stores, T.J.Maxx	—
235	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,930	10.83	Cub Foods (Jerry's Foods)	OfficeMax	—
236	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,018	95.0%	1,448	17.31	Cub Foods (Supervalu)*	—	—
237	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,170	11.56	—	Marshalls, Michaels	—
238	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	69,537	57.2%	652	16.39	Cub Foods (Jerry's Foods)*	Dollar Tree	—
239	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,508	96.2%	1,778	16.14	Fresh Thyme Farmers Market	Marshalls	—
240	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,485	12.35	Cub Foods (Supervalu)	Planet Fitness, T.J.Maxx, Valu Thrift Store	—
241	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	93.5%	626	9.16	Festival Foods	Dollar Tree	—
242	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.8%	1,692	13.03	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
243	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	89.5%	793	5.91	Price Chopper	—	—
244	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	95.7%	1,391	8.98	Price Chopper	Ace Hardware	—
245	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	85.1%	930	8.75	Price Chopper	—	—
246	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	474	7.08	Shop 'n Save (Supervalu)	—	—
247	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	96.5%	1,099	10.46	Kroger	—	—
248	County Line Plaza	Jackson	MS	Jackson, MS	1997	221,127	84.5%	1,978	11.18	—	Burke's Outlet, Burlington Stores, Conn's, Kirkland's, Tuesday Morning	—
249	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	82.9%	1,326	15.39	—	Burlington Stores, Dollar Tree, REI	—
250	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,713	88.2%	3,398	13.67	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Rugged Wearhouse, Staples	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

251	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,027	8.34	Patel Brothers	Big Lots, Fallas Paredes, Gabriel Brothers, The Home Depot, Value City Furniture	—
252	Macon Plaza	Franklin	NC	—	2001	92,787	94.1%	480	10.64	BI-LO (Southeastern Grocers)	Peebles	—
253	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	91.9%	2,039	12.03	Kroger	Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
254	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	84.5%	3,158	13.27	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Michaels, Ross Dress for Less	—
255	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	100.0%	5,129	14.74	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Old Navy, PetSmart, Rainbow	Ross Dress for Less, Target
256	University Commons	Greenville	NC	Greenville, NC	1996	233,153	96.2%	3,039	13.55	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
257	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,801	9.41	—	Academy Sports + Outdoors, Dollar Tree, Fallas Paredes, Harbor Freight Tools, Ollie's Bargain Outlet	—
258	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,054	4.21	Walmart Supercenter	Dollar Tree	—
259	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	37.7%	272	7.72	—	Harbor Freight Tools	—
260	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,387	15.20	—	Person County Health & Human Services	—
261	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	3,944	11.43	Food Lion (Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
262	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,168	6.43	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	—
263	Anson Station	Wadesboro	NC	—	1988	132,353	64.2%	559	6.58	Food Lion (Delhaize)	Peebles, Tractor Supply Co.	—
264	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	92.6%	1,810	13.99	—	OfficeMax, PetSmart, Sportsmans Warehouse	Target
265	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,581	15.22	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	—
266	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,206	14.82	Harris Teeter (Kroger)	—	—
267	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	284,093	88.4%	2,893	12.45	Super Compare Foods	Big Lots, Citi Trends, Office Depot	—
268	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	978	14.27	—	Golf Galaxy, Mattress Firm, OfficeMax	—
269	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	76.6%	1,586	33.62	—	Boston Interiors, Walmart	—
270	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,054	11.50	Market Basket (DeMoulas Supermarkets)	Burlington Stores, Jo-Ann Fabric & Craft Stores, Marshalls	—
271	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,363	19.63	—	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
272	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	76.9%	404	5.99	—	Jo-Ann Fabric & Craft Stores, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
273	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,411	9.60	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	—
274	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	66.3%	1,042	6.93	—	At Home, Planet Fitness	—
275	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	298,309	96.8%	4,348	22.15	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
276	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	—	—
277	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	250,408	96.4%	2,195	9.10	—	Kmart, LA Fitness, Staples	—
278	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	148,919	98.0%	1,211	8.30	—	Hibachi Grill & Supreme Buffet, Kmart, Planet Fitness	—
279	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.1%	1,594	13.45	Super Stop & Shop (Ahold)	—	—
280	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	203,210	100.0%	3,461	17.46	Gourmet Glatt Market	Dollar Tree	—
281	Marlton Crossing (2)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	332,671	99.5%	5,807	17.54	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
282	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	89.7%	3,602	20.67	ShopRite	Petco, Rite Aid	—
283	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	88.5%	1,133	30.86	ShopRite	—	—
284	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	96.3%	3,830	16.15	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	—
285	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,067	19.22	—	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	—
286	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	95.1%	1,550	11.62	ShopRite*	Peebles, PetSmart, Planet Fitness	—
287	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,364	18.94	ShopRite	Pier 1 Imports, Staples	—
288	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	34,409	100.0%	532	15.46	ShopRite	—	—
289	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	80.1%	1,335	16.93	Acme (Albertsons)*	Dollar Tree, Jersey Strong	—
290	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	91.8%	3,285	16.54	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	—
291	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,638	85.7%	768	15.82	—	CVS, Dollar Tree	—
292	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	460	12.85	Natural Grocers	Walgreens	—
293	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	—	—	—
294	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	98.5%	2,637	29.86	—	Minado, Stew Leonard's Wines, T.J.Maxx	—
295	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	116,488	100.0%	1,448	12.43	—	Burlington Stores, Dick's Sporting Goods, Michaels	—
296	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,428	21.17	Acme (Albertsons)	True Value	—
297	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	27.8%	680	28.96	BJ's Wholesale*, Walmart Supercenter*	—	Kohl's
298	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.3%	1,907	26.11	Wild by Nature Market*	Ace Hardware	Rite Aid
299	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.2%	2,938	15.61	—	Burlington Stores, Dollar Tree, K&G Fashion Superstore	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

300	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,664	35.56	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx	—
301	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,830	85.0%	1,672	9.61	—	Big Lots, Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, True Value	—
302	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,497	20.73	Key Food Marketplace	T.J.Maxx	—
303	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	578	34.00	Trader Joe's	—	—
304	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	81.8%	1,237	24.75	—	Advance Auto Parts, Planet Fitness	—
305	Mamaroneck Centre (2)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	24,922	100.0%	863	34.63	North Shore Farms	CVS	—
306	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	90.9%	2,767	13.64	Super Stop & Shop (Ahold)	Planet Fitness, Savers	—
307	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	96.4%	2,125	10.83	—	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
308	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,947	15.96	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	—
309	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,537	98.7%	6,561	26.42	A Matter of Health	Barnes & Noble, Lemon Pop, Marshalls, Modell's Sporting Goods, Petco	—
310	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	37,618	90.6%	1,313	38.54	—	Harmon Discount	—
311	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	95.3%	2,577	21.97	—	Dollar Tree, HomeGoods	—
312	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,831	18.47	Best Yet Market	CVS, T.J.Maxx	—
313	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,107	26.59	—	HomeGoods, Rite Aid	—
314	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	81.6%	1,260	21.79	Price Chopper	Family Dollar	—
315	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.6%	3,097	18.26	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
316	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,810	11.57	—	Olum's Furniture & Appliances, Rite Aid, Staples	—
317	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	204,954	100.0%	2,221	10.84	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
318	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	—	HomeGoods, Michaels, Old Navy	—
319	Town Square Mall	Vestal	NY	Binghamton, NY	1991	293,181	99.4%	4,955	17.01	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	—
320	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Delhaize)	Red Robin Gourmet Burger	Lowe's
321	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.4%	2,278	27.28	H-Mart	—	—
322	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,878	14.09	Giant Eagle	—	The Home Depot
323	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	93.7%	1,468	10.73	Giant Eagle, Marc's	—	—
324	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	94.2%	2,376	17.95	Kroger	Petco, Planet Fitness, Rainbow	—
325	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,448	9.02	Kroger	Pet Supplies Plus	—
326	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	99.0%	3,550	14.22	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	—
327	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	314,754	100.0%	3,936	12.85	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
328	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	93.8%	965	30.78	Kroger	—	—
329	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.1%	1,363	10.11	Kroger	Dollar Tree, Planet Fitness	—
330	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	130,773	84.8%	1,164	11.31	Kroger	—	—
331	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	154	9.69	Kroger*	—	—
332	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	97.5%	4,358	13.98	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Party City, Petsmart, Value City Furniture	—
333	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	96.6%	6,658	9.91	BJ's Wholesale Club, Giant Eagle, Marc's	Aspire Fitness, Burlington Stores, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls, Party City	—
334	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,166	16.66	—	Ollie's Bargain Outlet, Sears Outlet	—
335	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,168	25.48	Kroger	Marshalls	—
336	Market Place	Piqua	OH	Dayton, OH	1972	182,487	89.6%	678	7.58	Kroger	Roses	—
337	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	87.6%	1,194	9.37	—	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	—
338	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	694	7.76	Giant Eagle	—	Lowe's, Target
339	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	80.8%	1,776	11.93	Kroger	Aspire Fitness, Big Lots, Harbor Freight Tools	—
340	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	285,278	67.9%	1,346	7.38	—	Big Lots, Planet Fitness, Shopper's World	—
341	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	118,145	71.8%	1,528	18.69	—	OfficeMax, Petco, Planet Fitness	Kohl's, Lowe's, Target
342	Northgate Plaza	Westerville	OH	Columbus, OH	2008	15,219	100.0%	269	17.68	Kroger*	—	The Home Depot
343	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,850	9.90	—	Basset Home Furnishings, Conn's, David's Bridal, Drysdales Western Wear, PetSmart	Best Buy
344	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,664	19.09	Giant Food (Ahold)	CVS, Dollar Tree	—
345	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	277,341	79.6%	1,995	9.13	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Toys"R"Us	—
346	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	773	10.98	Redner's Warehouse Market	—	Premiere Storage
347	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,947	10.84	Giant Eagle	Walmart	—
348	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	99.4%	3,899	15.23	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart	—
349	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	374,858	92.1%	3,211	11.85	Giant Food (Ahold)	Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wells Fargo, Wines & Spirits	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

350	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	94.5%	2,461	9.22	—	Ollie's Bargain Outlet	—
351	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	417	12.30	—	—	—
352	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	93.0%	2,399	17.94	Giant Food (Ahold)	Tuesday Morning, Wine & Spirits Shoppe	—
353	Collegeville Shopping Center (2)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2018	110,696	72.9%	1,134	14.06	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—
354	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,593	23.61	Giant Food (Ahold)	Wine & Spirits Shoppe	—
355	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,088	10.35	—	Chuck E. Cheese's, Mealey's Furniture	—
356	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	94.9%	3,334	18.19	—	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	—
357	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	1994	153,088	95.2%	1,894	13.25	Giant Food (Ahold)	Dollar Tree, Rite Aid, Tractor Supply Co.	—
358	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.2%	3,322	14.23	—	Kohl's, Marshalls, Regal Cinemas	—
359	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.5%	1,227	16.90	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	—
360	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	200	14.65	—	SGS Paper	—
361	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	214,628	85.6%	1,802	9.81	Giant Food (Ahold)	Citi Trends	—
362	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.9%	1,034	7.68	—	Big Lots, Ollie's Bargain Outlet	—
363	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,334	12.50	Giant Food (Ahold)	—	—
364	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	81.6%	525	21.59	—	—	—
365	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.7%	950	19.26	Weis Markets*	—	—
366	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	100.0%	576	8.74	Grocery Outlet	Family Dollar	—
367	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	175,423	87.1%	4,200	27.48	McCaffrey's	Pier 1 Imports	—
368	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	94.7%	700	9.85	Redner's Warehouse Market	—	—
369	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,636	24.79	—	Dollar Tree, Target, Wine & Spirits	—
370	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1964	561,863	97.2%	7,951	34.11	—	Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	—
371	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.2%	1,280	7.69	Redner's Warehouse Market	French Creek Outfitters, Staples	—
372	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,518	10.50	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	—
373	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	416	9.97	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
374	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,636	16.63	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
375	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	708	11.44	Musser's Markets	Dollar Tree	Kmart
376	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.8%	3,481	11.65	Redner's Warehouse Market	Dollar Tree, Gabriel Brothers, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	—
377	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	94.7%	2,078	30.25	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	—
378	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	97.0%	2,411	15.07	Kroger	Stein Mart	—
379	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	100.0%	1,573	17.53	BI-LO (Southeastern Grocers)	—	—
380	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	865	13.66	BI-LO (Southeastern Grocers)	—	—
381	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	100.0%	1,554	9.08	Food Lion (Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
382	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	84.5%	2,452	9.03	—	Gold's Gym, Intercontinental Hotels Group, New Spring Church, Sears Outlet	—
383	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,019	15.59	—	Ross Dress for Less, T.J.Maxx	Target
384	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	88.9%	3,656	12.01	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	—
385	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	79.4%	1,293	11.27	Kroger	Citi Trends	—
386	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	551	10.86	Food Lion (Delhaize)	—	—
387	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	100.0%	2,781	10.59	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	—
388	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	95.2%	3,283	10.41	—	Family Leisure, Grace Church Nashville, Hard Knocks, Hobby Lobby, Planet Fitness, Skyzone, USA Baby	—
389	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	98.3%	1,012	14.67	Publix	—	—
390	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,043	91.0%	1,415	11.94	—	Belk, Burkes Outlet, Kmart	—
391	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	98.9%	1,920	7.62	Walmart Supercenter	Goody's	Lowe's
392	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,136	9.52	—	Babies"R"Us, Badcock Home Furniture, Sears Outlet	—
393	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	100.0%	388	8.98	Food Lion (Delhaize)	—	—
394	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	659,193	82.5%	8,189	15.51	—	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
395	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	86.3%	1,190	12.08	Kroger	Aaron's	—
396	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,080	12.44	Kroger	—	Walgreens
397	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.3%	1,267	7.07	Walmart Supercenter	Dollar Tree	—
398	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.2%	1,193	6.02	Walmart Supercenter	Goody's	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

399	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	318	8.19	—	Bealls (Stage Stores), Family Dollar	—
400	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	1993	420,550	100.0%	4,118	9.79	WinCo Foods	Hemispheres, Hobby Lobby, Ross Dress for Less	—
401	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	168,112	77.1%	1,586	12.23	—	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture	Fry's Electronics
402	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	81.3%	877	11.25	—	24 Hour Fitness	—
403	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	100.0%	850	16.68	H-E-B	—	—
404	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	674	9.41	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
405	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	401	7.91	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone	—
406	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	1,033	8.28	—	Tops Printing	—
407	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	46.3%	483	10.99	—	Dollar Tree, Walgreens	—
408	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,847	86.7%	2,642	17.69	—	Dollar Tree, Spec's Liquors, Wally's Party Factory	Kohl's
409	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	99.0%	1,369	26.61	Kroger	CVS	—
410	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	84,075	82.7%	661	9.51	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning	—
411	Five Points	Corpus Christi	TX	Corpus Christi, TX	1985	277,046	95.5%	3,402	13.07	—	Bealls (Stage Stores), Burkes Outlet, Harbor Freight Tools, Hobby Lobby, Party City, Ross Dress for Less	—
412	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	581	8.77	—	Family Dollar	—
413	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	501	15.14	—	Family Dollar	—
414	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	452	9.94	—	Big Lots, O'Reilly Auto Parts	—
415	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,137	10.94	El Rio Grande Latin Market	Family Dollar	—
416	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	529,810	95.0%	5,418	12.73	El Rancho, Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less	—
417	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.8%	988	8.82	Food Town	Burkes Outlet, Walgreens	—
418	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	91.0%	718	10.61	Albertsons	—	—
419	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	95.0%	15,348	20.60	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	—
420	Forest Hills Village	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	396	5.69	Foodland Markets	Family Dollar, Hi Style Fashion	—
421	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	89.8%	1,769	11.56	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	—
422	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.4%	3,860	19.87	Tom Thumb (Albertsons)	DSW	—
423	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	1,092	12.24	Truong Nguyen Grocer	—	—
424	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	269	7.33	—	Dollar Tree	—
425	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	64.7%	665	11.03	—	Painted Tree Marketplace	—
426	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	758	10.90	Kroger	—	—
427	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	980	28.95	Kroger	—	—
428	Braes Heights (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2018	94,266	90.2%	2,156	25.34	—	CVS, Imagination Toys, I W Marks Jewelers	—
429	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	700	17.95	—	Walgreens	—
430	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	88.6%	440	11.02	—	—	—
431	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	97.0%	585	6.60	Food Town	—	—
432	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	782	10.88	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions	—
433	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.9%	1,432	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
434	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	92.1%	1,802	9.40	—	Big Lots, Stein Mart	—
435	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	69.2%	460	10.34	H-E-B	—	—
436	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	67.5%	774	10.31	—	Fitness Connection	—
437	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,299	7.79	—	Big Lots, Hobby Lobby	—
438	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	93,711	97.3%	798	8.76	Foodarama	Burke's Outlet	—
439	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	99.4%	3,468	14.31	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	—
440	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	321	7.98	—	Affordable Furniture, Firestone, Lumber Liquidators, TitleMax	—
441	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	224,038	90.4%	2,761	13.86	Sellers Bros.	Conn's, Office Depot	—
442	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	94.6%	2,100	11.81	El Rancho	99 Cents Only, dd's Discounts (Ross)	—
443	Northwood Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	100.0%	1,577	11.72	Food City	—	—
444	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,840	10.59	—	24 Hour Fitness, Floor & Décor	—
445	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	911	13.64	—	Family Dollar, Houston Community College	—
446	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,317	23.32	H-E-B	—	—
447	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,725	100.0%	1,146	13.81	ALDI	Ace Hardware, Dollar Tree, Party City, Salon In The Park	—
448	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	86.8%	2,042	9.75	Fiesta Mart	Marshalls	—
449	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	100.0%	2,527	11.02	—	Hobby Lobby, Palais Royal, Stein Mart	—
450	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	368	6.74	—	AutoZone, Bealls (Stage Stores), Dollar Tree	—

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

451	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	97.6%	933	7.24	Super 1 Foods	Harbor Freight Tools, PetSense	—
452	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,534	100.0%	3,002	13.14	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	—
453	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,948	15.05	Kroger	LA Fitness	—
454	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.0%	2,134	12.52	Kroger	Burkes Outlet	—
455	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	80.1%	1,110	8.86	Kroger	Harbor Freight Tools, Walgreens	—
456	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	167,804	69.3%	2,714	24.51	Central Market (H-E-B)	—	—
457	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	89.6%	6,222	25.70	—	Gap Factory Store, Infinite Bounds Gymnastics	—
458	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	95.7%	1,040	14.64	H-E-B	Bealls (Stage Stores)	—
459	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	95.5%	747	9.70	Food Town	Family Dollar, Petco	—
460	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	92.0%	1,230	11.01	Randalls (Albertsons)	Palais Royal	—
461	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	63.6%	1,428	10.12	Kroger	Planet Fitness	—
462	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	95.2%	1,088	27.99	Randalls (Albertsons)	—	—
463	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	88.8%	640	15.78	ALDI	Planet Fitness, Walgreens	—
464	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,755	15.47	—	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
465	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	95.2%	1,149	9.08	Food Lion (Weis Markets)	Mountain Run Bowling, Tractor Supply Co.	—
466	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	134,452	99.3%	1,898	14.22	—	Gold's Gym, Hobby Lobby	Kohl's
467	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,287	15.67	—	2nd & Charles, Chuck E. Cheese's	—
468	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,188	13.46	Kroger	Hamrick's	—
469	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	96.7%	1,407	8.76	—	Dollar Tree, Kohl's, PetSmart	—
470	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	23.0%	107	10.19	—	—	AMC Theatres
471	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,335	8.19	Kroger	Big Lots, Dollar Tree	—
472	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	90.7%	2,513	18.64	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, PetSmart, Ulta	—
473	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.1%	1,133	7.63	—	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
474	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.6%	1,973	8.92	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	—
475	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	86.4%	1,100	8.38	—	T.J.Maxx	—
476	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,618	88.7%	3,134	16.08	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	—
477	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	100.0%	1,009	10.26	Pick 'n Save (Kroger)	—	—
478	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	96.8%	1,434	7.28	—	Hobby Lobby, Kohl's	ShopKo
479	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.2%	1,253	7.32	Kroger	Big Lots, Dunham's Sports, Peebles	—
480	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	866	11.49	—	Office Depot, O'Reilly Auto Parts, T.J.Maxx	—

	TOTAL PORTFOLIO					81,732,582	92.1%	$943,734	$13.61

(1) * Indicates grocer is not owned.
(2) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2018	Page 48